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                                                                        Poca, WV
                                                                   Putnam County

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             A SECOND PRIORITY CREDIT LINE DEED OF TRUST, SECURITY
                                  AGREEMENT AND

                         ASSIGNMENT OF LEASES AND RENTS

                                      From

                        RITE AID OF WEST VIRGINIA, INC.

                                       TO

                                CARL D. ANDREWS
                               600 Quarrier Street
                          Charleston (Kanahwha County)
                                  West Virginia

                                  an individual

                                   as Trustee

                               for the benefit of

                           WILMINGTON TRUST COMPANY,

                    as SECOND PRIORITY COLLATERAL TRUSTEE FOR
                 THE BENEFIT OF THE SECOND PRIORITY DEBT PARTIES

                                 as BENEFICIARY

                   Dated:    June 27, 2001

                   Premises: West Virginia Distribution Center
                             Rock Branch Industrial Park
                             Poca, WV

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                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I
                   Representations, Warranties and Covenants
                                   of Grantor

SECTION 1.01. Title .........................................................  9
SECTION 1.02. Senior Loan Documents ......................................... 10
SECTION 1.03. Second Priority Debt Documents; Second Priority Subsidiary
                Guarantee Agreement.......................................... 12
SECTION 1.04. Payment of Taxes, Liens and Charges ........................... 12
SECTION 1.05. Payment of Closing Costs ...................................... 13
SECTION 1.06. Plans; Alterations and Waste; Repairs ......................... 13
SECTION 1.07. Insurance ..................................................... 14
SECTION 1.08. Casualty; Condemnation/Eminent Domain ......................... 14
SECTION 1.09. Assignment of Leases and Rents ................................ 14
SECTION 1.10. Restrictions on Transfers and Encumbrances .................... 16
SECTION 1.11. Security Agreement ............................................ 16
SECTION 1.12. Filing and Recording .......................................... 17
SECTION 1.13. Further Assurances ............................................ 17
SECTION 1.14. Additions to Trust Property ................................... 18
SECTION 1.15. No Claims Against Trustee or Beneficiary ...................... 18
SECTION 1.16. Fixture Filing ................................................ 18
SECTION 1.17. Notice Regarding Special Flood Hazards ........................ 18

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                                   ARTICLE II
                              Default and Remedies

SECTION 2.01. Events of Default ............................................. 19
SECTION 2.02. Demand for Payment ............................................ 19
SECTION 2.03. Rights To Take Possession, Operate and Apply Revenues ......... 19
SECTION 2.04. Right To Cure Grantor's Failure to Perform .................... 21
SECTION 2.05. Right to a Receiver ........................................... 21
SECTION 2.06. Foreclosure and Sale .......................................... 21
SECTION 2.07. Other Remedies ................................................ 23
SECTION 2.08. Application of Sale Proceeds and Rents ........................ 23
SECTION 2.09. Grantor as Tenant Holding Over ................................ 24
SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension
                and Redemption Laws ......................................... 24
SECTION 2.11. Discontinuance of Proceedings ................................. 25
SECTION 2.12. Suits To Protect the Trust Property ........................... 25
SECTION 2.13. Filing Proofs of Claim ........................................ 25
SECTION 2.14. Possession by Beneficiary ..................................... 25
SECTION 2.15. Waiver ........................................................ 26
SECTION 2.16. Remedies Cumulative ........................................... 27

                                   ARTICLE III
                                  Miscellaneous

SECTION 3.01. Partial Invalidity ............................................ 27
SECTION 3.02. Notices ....................................................... 27
SECTION 3.03. Successors and Assigns ........................................ 27
SECTION 3.04. Satisfaction and Cancelation. ................................. 28
SECTION 3.05. Definitions ................................................... 28
SECTION 3.06. Rules of Interpretation ....................................... 29
SECTION 3.07. Multisite Real Estate Transaction ............................. 29

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SECTION 3.08. Subordination; Intercreditor Agreement ........................ 30
SECTION 3.09. Collateral Trust and Intercreditor Agreement .................. 30
SECTION 3.10. Amendments in Writing ......................................... 30

                                   ARTICLE IV
                              Particular Provisions

SECTION 4.01. Applicable Law; Certain Particular Provisions ................. 31
SECTION 4.02. Trustee's Powers and Liabilities .............................. 31

Exhibit A     Description of Land
Exhibit B     Premises Located in a Special Flood Hazard Area
Appendix A    Local Law Provisions
Appendix B    Definitions Annex

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               THIS SECOND PRIORITY CREDIT LINE DEED OF TRUST, SECURITY
            AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS dated as of June 27, 2001 (this "Second Priority Deed of Trust"), by RITE AID OF WEST VIRGINIA, INC., a West Virginia corporation, having an office at 30 Hunter Lane, Camp Hill, Pennsylvania 17011 (the "Grantor"), to
            CARL D. ANDREWS, having an office at 600 Quarrier Street, Charleston, Kanawha County, West Virginia, as trustee ("Trustee") for the benefit of WILMINGTON TRUST COMPANY, a Delaware banking corporation, having an office at Rodney Square North, 1100 North Market St., Wilmington, DE 19890-0001 (the "Beneficiary") as Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

                        W I T N E S S E T H   T H A T:

         Capitalized terms used but not defined in this Second Priority Deed of Trust have the meanings given to them in the Definitions Annex annexed hereto as Appendix B.

         Reference is made to (i) the Senior Credit Agreement dated as of June __, 2001 (the "Senior Credit Agreement"), among Rite Aid Corporation, a Delaware corporation (the "Borrower"), the banks from time to time party thereto and Citicorp USA, Inc., as Senior Administrative Agent and Senior Collateral Agent for the banks and (ii) the Collateral Trust and Intercreditor Agreement dated as of the date hereof (the "Collateral Trust and Intercreditor Agreement"), among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company as Second Priority Collateral Trustee, Citicorp USA, Inc., as Senior Collateral Agent, and each Second Priority Representative, as amended from time to time.

         Reference is made to the Senior Deed of Trust dated as of June __, 2001 (the "Senior Deed of Trust"), with Citicorp USA, Inc., as Senior Collateral Agent pursuant to which the Grantor has granted to the Senior Collateral Agent a first mortgage lien on the property described herein. The lien of this Second Priority Deed of Trust is intended by the Grantor and the Trustee or Beneficiary to be junior and subordinate to the Lien of the Senior Deed of Trust.

         Grantor is a wholly owned subsidiary of the Borrower and will derive substantial benefit from the making of the Second Priority Debt Documents. In order to induce the Second Priority Debt Parties, among other things, amend and


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extend the Second Priority Debt Documents, the Grantor has agreed to (i)
guarantee the due and punctual payment of the Second Priority Debt Obligations of the Borrower under the Second Priority Debt Documents pursuant to the second priority subsidiary guarantee agreement dated as of even date herewith (the "Second Priority Subsidiary Guarantee Agreement") made by Grantor and certain other Subsidiaries of Borrower (each, a "Subsidiary Guarantor") in favor of Trustee in its capacity as Second Priority Collateral Trustee, and (ii) execute and deliver this Second Priority Deed of Trust in the form hereof to secure all of the Second Priority Debt Obligations guaranteed by Grantor pursuant to the Second Priority Subsidiary Guarantee Agreement.

         Pursuant to the requirements of the Second Priority Debt Documents and the Second Priority Guarantee Agreement, the Grantor therefore grants this Deed of Trust to create a lien on and a security interest in the Trust Property (as defined herein) to secure the payment and performance of the Second Priority Debt Obligations. The Second Priority Debt Documents also require the granting by other Subsidiary Guarantors of mortgages, deeds of trust and deeds to secure debt (the "Other Deeds of Trust") that create liens on and security interests in certain parcels of real property (each, a "Trust Property") other than the Trust Property to secure the payment and performance of the Second Priority Debt Obligations.

                                Granting Clauses

         NOW, THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure the due and punctual payment and performance of the Second Priority Debt Obligations for the benefit of the Second Priority Debt Parties, Grantor hereby grants, conveys, mortgages, assigns and pledges to the Trustee and/or Beneficiary and its successors and assigns forever, a security interest in, all the following described property (the "Trust Property") whether now owned or held or hereafter acquired:

               (1) the land more particularly described on Exhibit A hereto (the "Land"), together with all rights appurtenant thereto which may, by their terms or as a matter of law, be conveyed or assigned along with the Land, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together


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         with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the "Premises");

               (2) all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the "Improvements");

               (3) all apparatus, appliances, building materials, equipment, fittings, machinery and other articles of tangible personal property of every kind and nature, and replacements thereof, owned by Grantor and now or at any time hereafter affixed to the Improvements or the Premises, including all pumps, tanks, machinery, apparatus equipment, lifts (including fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, communications, partitions, lighting fixtures, freezers, refrigerators, walk-in coolers, signs (indoor and outdoor), and all other items of tangible personal property of any kind affixed to the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this subparagraph (3), (the "Fixtures");

               (4) all general intangibles owned by Grantor and relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction,


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         service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises and Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (the "Permits, Plans and Warranties");

               (5) all now or hereafter existing leases or licenses (under which Grantor is landlord or licensor) and subleases (under which Grantor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, "Leases"), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Grantor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

               (6) all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Trust Property into cash or liquidated claims ("Proceeds"), including Proceeds of insurance maintained by the Grantor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Trust Property, unearned premiums on policies of fire and other insurance maintained by the Grantor covering any interest in the Trust Property or required by the Senior Credit Agreement; and

               (7) all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Fixtures, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such


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         acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Grantor, all of which shall become subject to the lien of this Second Priority Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described herein.

         TO HAVE AND TO HOLD the Trust Property unto the Trustee, its successors and assigns, for the ratable benefit of the Second Priority Debt Parties, forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancelation as provided in Section 3.04, IN TRUST NEVERTHELESS, upon the terms and trust herein set forth for the benefit and security of the Beneficiary.

                                    ARTICLE I
              Representations, Warranties and Covenants of Grantor

         Grantor agrees, covenants, represents and/or warrants as follows:

         SECTION 1.01. Title. (a) Grantor has good and marketable title to:

             (i) an indefeasible fee estate in the Land and Improvements; and

             (ii) all of the Fixtures;

subject only to (A) the Senior Deed of Trust, (B) liens, pledges, charges and other encumbrances which are identified in Section 4.15(a) of the Senior Credit Agreement and (C) minor defects in title that do not interfere with the ability of Grantor or any other subsidiary of the Borrower to conduct its business as presently conducted or to utilize the Trust Property for its intended purpose (collectively, the "Permitted Encumbrances").

         (b) There are no Leases affecting the Land or the Improvements except as disclosed in the Second Priority Debt Documents.

         (c) Grantor is not obligated under, and the Trust Property is not bound by or subject to, any right, of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Trust Property or any interest therein.


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         (d) The granting of this Second Priority Deed of Trust is within
Grantor's corporate powers and has been duly authorized by all necessary corporate, and, if required, stockholder action. This Second Priority Deed of Trust has been duly executed and delivered by Grantor and constitutes a legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (e) This Second Priority Deed of Trust, when duly recorded in the appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid, perfected and enforceable first-priority lien upon and security interest in all the Trust Property subject only to Permitted Encumbrances. As of the date hereof, there are no defenses or offsets to this Second Priority Deed of Trust that will be asserted by Grantor or its affiliates (or any third party defense or offset now known to Grantor or its affiliates) or to any of the Second Priority Debt Obligations secured hereby for so long as any portion of the Second Priority Debt Obligations remains outstanding. Grantor will forever warrant and defend its title to the Trust Property, the rights of Trustee and/or Beneficiary therein under this Second Priority Deed of Trust and the validity and priority of the lien of this Second Priority Deed of Trust against the claims of all persons and parties except those having rights under Permitted Encumbrances, to the extent of those rights.

         SECTION 1.02. Senior Loan Documents. The Grantor hereby covenants that
(i) the Grantor shall promptly pay when due and payable the principal, interest and other charges mentioned in and made payable by the Senior Loan Documents;
(ii) the Grantor shall promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by the Grantor under the Senior Loan Documents within the grace and cure periods provided in the Senior Loan Documents; (iii) the Grantor shall notify the Trustee or Beneficiary (A) promptly prior to the expiration of any applicable grace and cure period for which provision is made in the Senior Loan Documents of any monetary default, and (B) promptly after the expiration of any applicable grace and cure period for which provision is made in the Senior Loan Documents of any non-monetary default by the Grantor in the performance or observance of any of the terms,


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covenants or conditions on the part of the Grantor to be performed or observed under the Senior Loan Documents; and (iv) the Grantor shall (A) promptly notify the Trustee or Beneficiary of the receipt by the Grantor of any notice from the holders of the Senior Obligations asserting or claiming a default by the Grantor in the performance or observance of any of the terms, covenants or conditions on the part of the Grantor to be performed or observed under the Senior Loan Documents, and (B) promptly cause a copy of each such notice to be delivered to the Trustee or Beneficiary.

         SECTION 1.03. Second Priority Debt Documents; Second Priority Subsidiary Guarantee Agreement. (a) This Second Priority Deed of Trust is given pursuant to the Second Priority Debt Documents and the Second Priority Subsidiary Guarantee Agreement. Each and every term and provision of the Second Priority Debt Documents and the Second Priority Subsidiary Guarantee Agreement (excluding the governing law provisions thereof), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Second Priority Deed of Trust.

         (b) If Trustee or Beneficiary exercises any of its rights or remedies under this Second Priority Deed of Trust, or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which Trustee or Beneficiary is made a party and is obliged to defend or uphold or enforce this Second Priority Deed of Trust or the rights of Trustee or Beneficiary hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Trust Property, Grantor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by Trustee or Beneficiary related to the exercise of any remedy or right of Trustee or Beneficiary pursuant hereto and the reasonable expenses of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the lesser of (i) the rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) equal to the sum of (A) the rate of interest publically announced by Citibank in New York, New York, from time to time as its "base rate", plus (B) 2.00% and (ii) the rate which, together with all fees, charges and other amounts which are treated as interest on such amounts under applicable law, constitutes the maximum lawful rate which may be contracted for, charged, taken, received or reserved by Trustee or Beneficiary in accordance with applicable law (the "Default Interest Rate"), and such sums and the interest thereon shall, to the


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extent permissible by law, be a lien on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attached or accruing subsequent to the recording of this Second Priority Deed of Trust and shall be secured by this Second Priority Deed of Trust to the extent permitted by law. Any payment of amounts due under this Second Priority Deed of Trust not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Interest Rate, and such interest at the Default Interest Rate shall be paid by Grantor to Trustee or Beneficiary within 10 days after Mortgagor's receipt of notice from the Trustee or Beneficiary that is due.

         SECTION 1.04. Payment of Taxes, Liens and Charges. (a) Except to the extent they are being contested in the manner permitted by the Second Priority Debt Documents, Grantor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, (i) all taxes and assessments (general and special), water and sewer rents and/or charges, public or private impositions, levies, dues, permit, inspection and license fees, vault charges, service charges, public or private common area charges or maintenance charges, utility charges of every kind and nature which may become liens on the Trust Property with priority over the lien of this Second Priority Deed of Trust and (ii) all other material public or private charges, whether created or evidenced by recorded or unrecorded documents or of a like or different nature, imposed upon or assessed against the Trust Property or any part thereof or upon the Rents from the Trust Property or arising in respect of the occupancy, use, operation or possession thereof.

         (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof
(i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Second Priority Deed of Trust or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Beneficiary, either directly or indirectly, on this Second Priority Deed of Trust or any of the Senior Loan Documents, or requiring an amount of taxes to be withheld or deducted therefrom, Grantor will promptly notify Beneficiary of such event. In such event (A) Grantor shall at the request of Beneficiary, execute an instrument or agreement which obligates Grantor to make such additional payments as may be necessary to


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place Grantor and the Second Priority Debt Parties in the same economic position they would have been in with respect to the Senior Loans and other Second Priority Debt Obligations if such law, order, rule or regulation had not been passed and (B) Grantor shall make such additional payments.

         (c) At any time that an Event of Default (as hereinafter defined) shall occur and be continuing, or if required by any law applicable to Grantor or to Beneficiary, Beneficiary shall have the right to direct Grantor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Trust Property in advance and thereafter on a quarterly basis, each such deposit to be equal to one-quarter of any such annual charges estimated in a reasonable manner by Beneficiary in order to accumulate with Beneficiary sufficient funds to pay such taxes, assessments, insurance premiums and charges. Any such deposits held by Beneficiary shall be returned to Grantor within 30 days after this Second Priority Deed of Trust is released or satisfied as provided in
Section 3.04.

         SECTION 1.05. Payment of Closing Costs. Grantor shall pay all reasonable costs incurred by or on behalf of the Beneficiary in connection with, relating to or arising out of the preparation, execution and recording of this Second Priority Deed of Trust, including title company charges, inspection costs, recording fees and taxes, attorneys', engineers' and consultants' fees and disbursements and all other, similar expenses of every kind.

         SECTION 1.06. Plans; Alterations and Waste; Repairs. (a) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, Grantor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Trust Property either at the Trust Property or in a particular office at the headquarters of Grantor to which Beneficiary shall have access upon reasonable advance notice and at reasonable times.

         (b) Grantor shall not:

             (i) demolish or remove all or any material portion of the Improvements;

             (ii) commit any waste on the Trust Property or make any alterations to the Trust Property which would materially diminish the utility of Trust Property in the conduct of the business of the Grantor or its affiliates as conducted thereon on the date hereof;


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             (iii) change the use of the Trust Property or take any other action with respect to the Trust Property if it would materially increase the risk of fire or any other hazard or violate the terms of any insurance policy required by Section 1.06 hereof; without the consent of the Beneficiary in each instance, such consent not to be unreasonably withheld or delayed.

         (c) Grantor will keep and maintain the Improvements and the Fixtures in good repair, working order and condition, reasonable wear and tear excepted.

         SECTION 1.07. Insurance. Grantor will purchase and maintain liability insurance, insurance on the Improvements and Fixtures and other insurance in accordance with the terms of the Second Priority Debt Documents.

         SECTION 1.08. Casualty; Condemnation/Eminent Domain. Grantor shall give Beneficiary prompt written notice of any casualty or other damage to the Trust Property or any proceeding for the taking of the Trust Property or any portion thereof or interest therein under power of eminent domain or by condemnation or any similar proceeding. The proceeds received by or on behalf of the Grantor in respect of any such casualty, damage or taking shall constitute trust funds held by the Grantor for the benefit of the Second Priority Debt Parties to be applied to in accordance with the terms of the Second Priority Debt Documents.

         SECTION 1.09. Assignment of Leases and Rents. (a) Grantor hereby irrevocably and absolutely grants, transfers and assigns all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Grantor of the Second Priority Debt Obligations. Grantor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any other Lease or their respective Rents to anyone other than Beneficiary.

         (b) Without Beneficiary's prior written consent, which shall not be unreasonably withheld or delayed, Grantor will not enter into, modify, amend, terminate or consent to the cancelation or surrender of any Lease.


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         (c) Subject to Section 1.09(d), Grantor has assigned and transferred to
Beneficiary all of Grantor's right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Grantor, it being intended that this assignment establish, subject to Section 1.09(d), an absolute transfer and assignment of all Rents and all Leases to Trustee for the benefit of the Beneficiary and not merely to grant a security interest therein. Subject to Section 1.09(d), Beneficiary may in Grantor's name and stead (with or without first taking possession of any of the Trust Property personally or by receiver as provided herein) operate the Trust Property and rent, lease or let all or any portion of any of the Trust Property to any party or parties at such rental and upon such terms as Beneficiary shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

         (d) So long as an Event of Default shall not have occurred and be continuing, Beneficiary will not exercise any of its rights under Section 1.09(c), and Grantor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, Beneficiary may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Beneficiary to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Beneficiary without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the Grantor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Beneficiary. Each tenant or any of such tenant's successors in interest from whom Beneficiary or any officer, agent, attorney or employee of Beneficiary shall have collected any Rents, shall be authorized to pay Rents to Grantor only after such tenant or any of their successors in interest shall have received written notice from Beneficiary that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Beneficiary to such tenant or any of its successors in interest.

         (e) Beneficiary will not become a mortgagee in possession so long as it does not enter or take actual possession of the Trust Property. In addition,


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Beneficiary shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Trust Property, for negligence in the management, upkeep, repair or control of any of the Trust Property or any other act or omission by any other person.

         (f) Grantor shall furnish to Beneficiary, within 45 days after a request by Beneficiary to do so (but no more frequently than twice annually), a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

         SECTION 1.10. Restrictions on Transfers and Encumbrances. Except as expressly permitted by the Second Priority Debt Documents or this Second Priority Deed of Trust, Grantor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Trust Property, or be divested of its title to the Trust Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof.

         SECTION 1.11. Security Agreement. This Second Priority Deed of Trust is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located ("UCC"). Grantor has hereby granted unto Beneficiary a security interest in and to all the Trust Property described in this Second Priority Deed of Trust that is not real property, and simultaneously with the recording of this Second Priority Deed of Trust, Grantor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Second Priority Deed of Trust in all the Trust Property that is not real property. Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Beneficiary shall have all rights with respect to the part of the Trust Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Beneficiary hereunder and under the Security Agreement.

         SECTION 1.12. Filing and Recording. Grantor will cause this Second Priority Deed of Trust, any other security instrument creating a security interest in or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Beneficiary in, the Trust Property. Grantor will pay all filing, registration and recording fees, all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges, and all reasonable expenses incidental to or arising out of or in connection with the execution, delivery and recording of this Second Priority Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Fixtures or any instrument of further assurance.

         SECTION 1.13. Further Assurances. Upon demand by Beneficiary, Grantor will, at the cost of Grantor and without expense to Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary shall from time to time reasonably require for the better conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Second Priority Deed of Trust, or for filing, registering or recording this Second Priority Deed of Trust, and on demand, Grantor will also execute and deliver and hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Beneficiary to evidence more effectively the lien hereof upon the Fixtures and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

         SECTION 1.14. Additions to Trust Property. All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Property hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien and security interest of this Second Priority Deed of Trust as fully and completely and with the same effect as though now owned by Grantor and specifically described in the grant of the Trust Property above, but at any and all times Grantor will execute and deliver to Beneficiary any and all such further assurances, mortgages, conveyances or assignments thereof as Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Second Priority Deed of Trust.

         SECTION 1.15. No Claims Against Trustee or Beneficiary. Nothing contained in this Second Priority Deed of Trust shall constitute any consent or request by Beneficiary (or Trustee), express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, nor as giving Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Beneficiary (or Trustee) in respect thereof.

         SECTION 1.16. Fixture Filing. Certain portions of the Trust Property are or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Second Priority Deed of Trust, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such portions of the Trust Property that are or become fixtures. The addresses of the Grantor, as debtor, and Beneficiary, as secured party, are set forth in the first page of this Second Priority Deed of Trust.

         SECTION 1.17. Notice Regarding Special Flood Hazard s. Beneficiary has informed Grantor, and Grantor hereby acknowledges that it realizes, that the Premises listed on Exhibit B is in an area identified by the Director of the

Federal Emergency Management Agency as a "special flood hazard area" described in 12 C.F.R. ss.22.2, and Grantor hereby acknowledges that it has received, prior to the making of the Senior Loans and the incurrence of indebtedness constituting part of the Senior Obligations, the notice regarding Federal disaster relief assistance referred to in the Appendix to 12 C.F.R. Part 22.

                                   ARTICLE II
                              Defaults and Remedies

         SECTION 2.01. Events of Default. Any event of default under the Second Priority Debt Documents (as such term is defined therein, an "Event of Default") shall constitute an Event of Default under this Second Priority Deed of Trust.

         SECTION 2.02. Demand for Payment. If an Event of Default shall occur and be continuing, then, without requirement of protest, demand or notice of Beneficiary, Grantor will pay to Beneficiary all amounts due hereunder and under the Second Priority Debt Documents and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Beneficiary, and Beneficiary shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Grantor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

         SECTION 2.03. Rights To Take Possession, Operate and Apply Revenues.
(a) If an Event of Default shall occur and be continuing, Grantor shall, upon written demand of Beneficiary, forthwith surrender to Beneficiary actual possession of the Trust Property and, if and to the extent not prohibited by applicable law, Beneficiary itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Trust Property without the appointment of a receiver or an application therefor, and exclude Grantor and its agents and employees wholly therefrom.

         (b) If Grantor shall for any reason fail to surrender or deliver the Trust Property or any part thereof after such demand by Beneficiary, Beneficiary may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring

Grantor to deliver immediate possession of the Trust Property to Beneficiary, to the entry of which judgment or decree Grantor hereby specifically consents. Grantor will pay to Beneficiary, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary's attorneys and agents with interest thereon at the Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Second Priority Deed of Trust.

         (c) Upon every such entry or taking of possession, Beneficiary may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Trust Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary, all as may from time to time be directed or determined by Beneficiary to be in its best interest and Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Beneficiary may collect and receive all the Rents, issues, profits and revenues from the Trust Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Trust Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions,
(iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Beneficiary may at its option pay, (v) other proper charges upon the Trust Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the moneys and proceeds so received as provided in
Section 2.08.

         (d) Whenever, before any sale of the Trust Property under Section 2.06, all Second Priority Debt Obligations that are then due shall have been paid and all Events of Default fully cured, Beneficiary will surrender possession of the Trust Property back to Grantor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

         SECTION 2.04. Right To Cure Grantor's Failure to Perform. Should Grantor fail in the payment, performance or observance of any term, covenant or condition set forth in this Second Priority Deed of Trust or the Second Priority Debt Documents (with respect to the Trust Property) for 10 days after notice of such failure from Beneficiary (in the case of a monetary default) or 20 days after notice of such failure from Beneficiary (in the case of a non-monetary default), Beneficiary may pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate from the date incurred within 10 days after demand made by Beneficiary. Beneficiary shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Grantor, to any person in possession holding under Grantor or to any other person.

         SECTION 2.05. Right to a Receiver. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, of an Event of Default shall occur and be continuing, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver (which may be Beneficiary or an employee of Beneficiary or Trustee) to take possession of and to operate the Trust Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Trust Property is located. Grantor shall pay to Beneficiary upon demand all reasonable expenses, including receiver's fees, reasonable attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Second Priority Deed of Trust and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate.

         SECTION 2.06. Foreclosure and Sale. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, (a) if an Event of Default shall occur and be continuing, Beneficiary may elect to sell the Trust Property or any part of the Trust Property by exercise of the power of foreclosure or of sale granted to Beneficiary and/or Trustee by applicable law or this Second Priority Deed of Trust. In such case, Beneficiary or Trustee may commence a civil action to foreclose this Second Priority Deed of Trust, or it may proceed and sell the Trust Property to satisfy any Second Priority Debt Obligation. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property, may sell all or such parts of the Trust Property as may be chosen by Trustee or Beneficiary at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Trustee or Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property may postpone any foreclosure or other sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Trustee or Beneficiary or an officer appointed to sell the Trust Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Grantor or Trustee or Beneficiary or any designee or affiliate thereof, may purchase at such sale.

         (b) The Trust Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Trustee or Beneficiary (including costs of evidence of title in connection with the sale), Trustee or Beneficiary or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

         (c) Any foreclosure or other sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Second Priority Debt Obligations have been satisfied, or the entirety of the Trust Property has been sold.

         (d) If an Event of Default shall occur and be continuing, Beneficiary may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Second Priority Debt Obligations, or the performance of any term, covenant, condition or agreement of this Second Priority Deed of Trust or any other Senior Loan Document or any other right, or (ii) to pursue any other remedy available to Beneficiary, all as Beneficiary shall determine most effectual for such purposes.

         SECTION 2.07. Other Remedies. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, (a) in case an Event of Default shall occur and be continuing, Beneficiary may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

         (b) In connection with a sale of the Trust Property or any Fixtures and the application of the proceeds of sale as provided in Section 2.08, Beneficiary shall be entitled to enforce payment of and to receive up to the principal amount of the Second Priority Debt Obligations, plus all other charges, payments and costs due under this Second Priority Deed of Trust, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Second Priority Debt Obligations remaining unpaid, with interest.

         SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any portion of the Trust Property, Beneficiary shall receive and apply the proceeds of the sale together with any Rents that may have been collected and any other sums that may then be held by Trustee or Beneficiary under this Second Priority Deed of Trust as follows:

               FIRST, to the payment of the costs and expenses of such sale, including compensation to Trustee's and Beneficiary's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Trustee and Beneficiary under this Second Priority Deed of Trust, together with interest at the Default Interest Rate on all advances made by Trustee and Beneficiary, including all taxes, assessments (or other charges) (except any taxes, assessments or other charges subject to which the Trust Property shall have been sold) and the cost of removing any liens or encumbrances (except any liens or encumbrances subject to which the Trust Property was sold);

               SECOND, to the Beneficiary for the distribution to the Second Priority Debt Parties for the satisfaction of the Second Priority Debt Obligations owed to the Second Priority Debt Parties; and

               THIRD, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Beneficiary shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Second Priority Deed of Trust. In the event of any inconsistency between this Section 2.08 and the Collateral Trust and Intercreditor Agreement, the Collateral Trust and Intercreditor Agreement shall control. Upon any sale of the Trust Property by the Trustee or Beneficiary (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Trustee or Beneficiary or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Trust Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or Beneficiary or such officer or be answerable in any way for the misapplication thereof.

         SECTION 2.09. Grantor as Tenant Holding Over. If Grantor remains in possession of any of the Trust Property after any foreclosure sale by Trustee or Beneficiary, at Beneficiary's election Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

         SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Grantor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted (x) providing for any appraisement or valuation of any portion of the Trust Property and/or
(y) in any way extending the time for the enforcement or the collection of amounts due under any of the Second Priority Debt Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Beneficiary, (ii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any homestead exemption, stay, statute of limitations, extension or redemption, or sale of the Trust Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Second Priority Debt Obligations and marshaling in the event of foreclosure of this Second Priority Deed of Trust.

         SECTION 2.11. Discontinuance of Proceedings. In case Trustee or Beneficiary shall proceed to enforce any right, power or remedy under this Second Priority Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Trustee or Beneficiary, then and in every such case Grantor and Trustee and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Trustee and Beneficiary shall continue as if no such proceeding had been taken.

         SECTION 2.12. Suits To Protect the Trust Property. Beneficiary shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Trust Property by any acts that may be unlawful or in violation of this Second Priority Deed of Trust, (b) to preserve or protect its interest in the Trust Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Beneficiary hereunder.

         SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, Beneficiary shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the Second Priority Debt Obligations secured by this Second Priority Deed of Trust at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

         SECTION 2.14. Possession by Beneficiary. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, any of its property or the Trust Property, Beneficiary shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Trust Property now or hereafter granted under this Second Priority Deed of Trust to Beneficiary in accordance with the terms hereof and applicable law.

         SECTION 2.15. Waiver. (a) No delay or failure by Beneficiary to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Second Priority Deed of Trust to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary. No consent or waiver by Beneficiary to or of any breach or Event of Default by Grantor in the performance of the Second Priority Debt Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or of any other Second Priority Debt Obligations by Grantor hereunder. No failure on the part of Beneficiary to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Grantor.

         (b) Even if Beneficiary (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Second Priority Debt Documents,
(iv) releases a part of the Trust Property from this Second Priority Deed of Trust, (v) agrees to change some of the terms, covenants, conditions or agreements of any of the Second Priority Debt Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Beneficiary's lien on the Trust Property hereunder; no such act or omission shall preclude Beneficiary from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Beneficiary, shall this Second Priority Deed of Trust be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Trust Property, Beneficiary is hereby authorized and empowered to deal with any vendee or transferee with reference to the Trust Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

         SECTION 2.16. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Trustee or Beneficiary by this Second Priority Deed of Trust is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                                   ARTICLE III
                                  Miscellaneous

         SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Second Priority Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Second Priority Deed of Trust, and this Second Priority Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         SECTION 3.02. Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Trustee or Beneficiary, at its address at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 or facsimile number
(302) 651-8882 and (y) in the case of the Grantor, at the addresses, in care of Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011 or facsimile number (717) 975-3764. Each such notice, request or other communication shall be effective if given by facsimile, which such communication is transmitted to the facsimile number specified in this Section and confirmation of receipt is received, if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or if given by any other means, when delivered at the addressed specified in this Section.

         SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Grantor and the successors and assigns of Beneficiary.

         SECTION 3.04. Satisfaction and Cancelation. (a) The conveyance to Trustee or Beneficiary of the Trust Property as security created and consummated by this Second Priority Deed of Trust shall be null and void when all the Second Priority Debt Obligations have been indefeasibly paid in full in accordance with the terms of the Second Priority Debt Documents and no further Second Priority Debt Obligations are outstanding.

         (b) Upon a sale or financing by Grantor of all or any portion of the Trust Property that is permitted by the Senior Loan Documents and the Second Priority Debt Documents and the application of the Net Proceeds of such sale or financing in accordance with the Collateral Trust and Intercreditor Agreement or Second Priority Debt Documents, as applicable, the lien of this Second Priority Deed of Trust shall be released from the applicable portion of the Trust Property. Grantor shall give the Beneficiary reasonable written notice of any sale or financing of the Trust Property prior to the closing of such sale or financing.

         (c) In connection with any termination or release pursuant to paragraph
(a), the Second Priority Deed of Trust shall be marked "satisfied" by the Beneficiary, and this Second Priority Deed of Trust shall be canceled of record at the request and at the expense of the Grantor. Beneficiary shall execute any documents reasonably requested by Grantor to accomplish the foregoing or to accomplish any release contemplated by this Section 3.04 and Grantor will pay all costs and expenses, including reasonable attorneys' fees, disbursements and other charges, incurred by Beneficiary in connection with the preparation and execution of such documents.

         SECTION 3.05. Definitions. As used in this Second Priority Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust";
(d) "obligation" shall mean "obligation, duty, covenant and/or condition"; (e) "Trustee" shall mean "Trustee, for the benefit of the Beneficiary and in accordance with the Second Priority Debt Documents,"; and (f) "any of the Trust Property" shall mean "the Trust Property or any part thereof or interest therein". Any act that Trustee or Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by Trustee or Beneficiary or any person or entity designated by Beneficiary.

Any act that is prohibited to Grantor hereunder is also prohibited to all lessees of any of the Trust Property, except to the extent that a Lease executed prior to the date hereof expressly permits such act without the consent of the Grantor or the holder of any mortgage or deed of trust. Each appointment of Beneficiary as attorney-in-fact for Grantor under this Second Priority Deed of Trust is irrevocable, with power of substitution and coupled with an interest. Subject to the express provisions to the contrary contained in this Second Priority Deed of Trust, Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder. To the extent that this Second Priority Deed of Trust provides that any particular consent, approval, acceptance or satisfaction is subject to the terms of the Second Priority Debt Documents, it shall be granted or withheld as provided in the Second Priority Debt Documents.

         SECTION 3.06. Rules of Interpretation. References in this Second Priority Deed of Trust to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Second Priority Deed of Trust unless otherwise specifically provided. Any defined terms may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including" respectively.

         SECTION 3.07. Multisite Real Estate Transaction. Grantor acknowledges that this Second Priority Deed of Trust is one of a number of Other Deeds of Trust that secure the Second Priority Debt Obligations. Grantor agrees that the lien of this Second Priority Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary, and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Beneficiary of any security for or guarantees of any of the Second Priority Debt Obligations hereby secured, or by any failure, neglect or omission on the part of Beneficiary to realize upon or protect any Second Priority Debt Obligation or indebtedness hereby secured or any collateral security therefor including the

Other Deeds of Trust and other Second Priority Debt Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Second Priority Debt Obligations secured or of any of the collateral security therefor, including the Other Deeds of Trust and other Second Priority Debt Documents or of any guarantee thereof, and Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Deeds of Trust and other Second Priority Debt Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Beneficiary's rights and remedies under any or all of the Other Deeds of Trust and other Second Priority Debt Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Second Priority Deed of Trust and any exercise of the rights or remedies of Beneficiary hereunder shall not impair the lien of any of the Other Deeds of Trust and other Second Priority Debt Documents or any of Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Deeds of Trust and other Second Priority Debt Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

         SECTION 3.08. Subordination; Intercreditor Agreement. The lien of this Second Priority Deed of Trust is junior and subordinate to the lien of any Deed of Trust now or hereafter granted to Citicorp USA, Inc. and its successors and assigns as collateral agent for certain secured parties, including the lenders from time to time part to that certain Senior Credit Agreement dated as of the date hereof, as amended, replaced or refinanced from time to time, with Rite Aid Corporation and its successors and assigns in accordance with the provisions of the Collateral Trust and Intercreditor Agreement.

         SECTION 3.09. Collateral Trust and Intercreditor Agreement. Notwithstanding any provision to the contrary contained herein, the terms of this Second Priority Deed of Trust, the Liens created hereby, and the rights and remedies of the Second Priority Collateral Trustee and the Second Priority Debt Parties hereunder, are subject to the Collateral Trust and Intercreditor Agreement.

         SECTION 3.10. Amendments in Writing. None of the terms or provisions of this Second Priority Deed of Trust may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Second Priority Collateral Trustee with the written consent of the Second Priority Instructing Group, provided that (i) any provision of this Second Priority Deed of Trust may be waived by the Second Priority Instructing Group and (ii) any amendment, waiver, supplement or other modification which by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner different from its effect on the other Second Priority Facilities shall only be effective with the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.

                                   ARTICLE IV
                              Particular Provisions

         This Second Priority Deed of Trust is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

         SECTION 4.01. Applicable Law; Certain Particular Provisions. This Second Priority Deed of Trust shall be governed by and construed in accordance with the internal law of the State in which the Trust Property is located without regard to principles of conflicts of laws and Grantor and Beneficiary agree to submit to jurisdiction and the laying of venue for any suit on this Second Priority Deed of Trust in such state, except that the internal laws of the State of New York (without regard to principles of conflicts of laws) shall govern (i) those terms and conditions contained in the Second Priority Debt Documents and/or the Second Priority Subsidiary Guarantee Agreement which are incorporated by reference herein and (ii) the resolution of issues arising under the Second Priority Debt Documents and/or the Second Priority Subsidiary Guarantee Agreement to the extent that such resolution is necessary to the interpretation of this Second Priority Deed of Trust. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Second Priority Deed of Trust and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.

         SECTION 4.02 Trustee's Powers and Liabilities. (a) Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence, bad faith or wilful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. All authorities, powers and discretions given in this Second Priority Deed of Trust to Trustee and/or Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly.

         (b) Trustee may resign at any time upon giving 30 days' notice in writing to Grantor and to Beneficiary.

         (c) Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of Trustee from the state in which the premises are located, or in its sole discretion for any reason whatsoever, Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Land is located. Grantor hereby ratifies and confirms any and all acts that the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

         (d) Trustee shall not be required to see that this Second Priority Deed of Trust is recorded, nor liable for its validity or its priority as a first deed of trust, or otherwise, nor shall Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon Grantor or Beneficiary by this Second Priority Deed of Trust or any other agreement. Trustee, as well as Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigations, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the extent permitted by law by all remedies at law or in equity.

         (e) At any time, or from time to time, without liability therefor and with 10 days' prior written notice to Grantor, upon written request of Beneficiary and without affecting the effect of this Second Priority Deed of Trust upon the remainder of the Trust Property, Trustee may (i) reconvey any part of the Trust Property, (ii) consent in writing to the making of any map or plat thereof, so long as Grantor has consented thereto, (iii) join in granting any easement thereon, so long as Grantor has consented thereto, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

         [The balance of this page intentionally left blank.]

         IN WITNESS WHEREOF, this Second Priority Deed of Trust has been duly executed and delivered to Trustee and Beneficiary by Grantor on the date of the acknowledgment attached hereto.

                                                RITE AID OF WEST VIRGINIA, INC.,
                                                a West Virginia corporation,

                                                by:_____________________________
                                                   Name:
                                                   Title:

Attest:

by:_____________________________
   Name:
   Title:

                       [NEED LOCAL FORM OF ACKNOWLEDGMENT]

                                                                       Exhibit A
                                                to Second Priority Deed of Trust

                               Description of Land

All that certain tract or parcel of land, together with the appurtenances thereunto belonging or appertaining, situate near Rock Branch (Creek) in Pocatalico District, Putnam County, West Virginia, being all of Parcels 4, 5 and 6 of the "Rock Branch Regional Industrial Park" and being 23.4949 acres, more or less, shown on a map prepared by Howard, Needles, Tammen & Bergendoff (HNTB), signed by H. T. White, Professional Engineer, dated October 7, 1977, and revised November 10, 1977, and entitled "Map Showing a Parcel of Land Owned by Putnam County Development Authority to be Conveyed to Rite Aid of West Virginia, Inc. Situate Pocatalico District Putnam County West Virginia" Scale 1" = 100', which map is attached hereto and made a part hereof, said parcel being more particularly bounded and described as follows:

BEGINNING at a concrete monument in the South right-of-way line of State Route 35/15 (Wright Road) point being 25 feet left of centerline station 18 + 19.43 of West Virginia Department of Highways Project APL 9376 (001) point also being in the East right-of-way of a railroad spur; thence leaving said railroad and with the South line of Route 35/15, S. 77(degrees) 19' 19" E. for 119.43 feet to a concrete right-of-way marker, point being 25 feet left of centerline station 17 + 00; thence continuing with said right-of-way, N. 12(degrees) 40' 41" E. for
5.00 feet to a concrete right-of-way marker, point being 20 feet left of centerline station 17 + 00; thence continuing with the South right-of-way line of Route 35/15, S. 77(degrees) 19' 19" E. for 550.00 feet to a concrete monument 20 feet left of centerline station 11 + 50; thence continuing with said right-of-way line, S. 67(degrees) 23' 45" E. for 203.04 feet to a point 55 feet left of centerline station 9 + 00; thence continuing with said right-of-way, S. 68(degrees) 13' 54" E. for 50.64 feet to a point 63 feet left of centerline station 9 + 00; thence again with said south right-of-way line, S. 77(degrees) 19' 19" E. for 33.01 feet to a point in the line of G. H. Saunders, point being 63 feet left of centerline station 8 + 66.99, point also being S. 14(degrees) 37' 26" W. 41.88 feet from a copperweld pin in the bank of Route 35/15; thence leaving the right-of-way line of Route 35/15 and with G. H. Saunders line, S. 14 (degrees) 37' 26" W. for 141.56 feet to a 1-1/2 inch steel pin on the East bank of Rock Branch Creek (formerly Lemberger Creek), point being the common corner of G. H. Saunders and H. L. Stephens; thence leave Saunders and with Stephens line, S. 13(degrees) 54' 14" W. for 75.87 feet to a point on the bank of said creek, point being the common corner to H. L. Stephens and Guy and Ruth Hyre; thence leave Stephens and with the Hyre line, S. 13(degrees) 34' 00"
W. for 74.13 feet to a point on Rock Branch Creek; thence continuing with the Hyre line, S. 30(degrees) 11' 00" W. for 80.97 feet to a point on said creek, common corner to Hyre and Audis and Olive Bishop; thence leaving Hyre and with the Bishop line, S. 28(degrees) 08' 26" W. for 200.00 feet to a 1/2 inch iron pin on the West bank of Rock Branch Creek, point being the common corner to Bishop and John and Loretta Westfall; thence leave Bishop and with Westfall's line, S. 28(degrees) 08' 26" W. for 75.18 feet to a concrete monument, common corner to Westfall and Parcel 3 of Rock Branch Industrial Park; thence leaving Westfall and with the dividing line of Parcels 3 and 6 of said Park, S. 35(degrees) 55' 21" W. for 602.16 feet to a set 1/2 inch reinforcing rod in the North line of Jacobson Drive, point being 37.5 feet from centerline; thence leave Parcel 3 and with the north line of said Drive, and with a curve having a radius of 801.44 feet, chord of said curve being N. 69(degrees) 27' 14" W. for
113.44 feet to a copperweld pin 37.5 feet left of P. C. Station 20 + 82.24 of Jacobson Drive; thence continuing with a line 37.5 feet north of and parallel with said centerline, N. 73(degrees) 30' 44" W. for 534.13 feet to a set 1/2 inch reinforcing rod 37.5 feet North of centerline of Jacobson Drive and also being in the East line of a railroad right-of-way, being 12.5 feet from the centerline of said railroad; thence leaving Jacobson Drive and with the East line of said railroad, N. 14(degrees) 25' 32" E. for 1174.70 feet to the place of beginning.

Street Address:
Rock Branch Industrial Park
Poca, WV 25159

                                                                       Exhibit B
                                                to Second Priority Deed of Trust

                              Premises Located in a
                            Special Flood Hazard Area

                                      None.

                                                                      Appendix A
                                                to Second Priority Deed of Trust

                              Local Law Provisions

                                                                      Appendix B
                                                to Second Priority Deed of Trust

                                Definitions Annex

================================================================================

               SPACE ABOVE THIS LINE RESERVED FOR RECORDER'S USE

      A SECOND PRIORITY CREDIT LINE DEED OF TRUST, SECURITY AGREEMENT AND

                         ASSIGNMENT OF LEASES AND RENTS

                                      From

                             THRIFTY PAYLESS, INC.

                                       TO

                    FIRST AMERICAN TITLE COMPANY LOS ANGELES

                               for the benefit of

                           WILMINGTON TRUST COMPANY,

                   as SECOND PRIORITY COLLATERAL TRUSTEE FOR
                THE BENEFIT OF THE SECOND PRIORITY DEBT PARTIES

                                 as BENEFICIARY

                     Dated:    as of June 27, 2001

                     Premises: Woodland Distribution Center
                             1755 East Beamer Street
                             Woodland, CA 95776 Yolo
County.

================================================================================

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
                                    ARTICLE I

                   Representations, Warranties and Covenants
                                   of Grantor

SECTION 1.01. Title .........................................................  9
SECTION 1.02. Senior Loan Documents ......................................... 10
SECTION 1.03. Second Priority Debt Documents;
                Second Priority Subsidiary Guarantee Agreement .............. 11
SECTION 1.04. Payment of Taxes, Liens and Charges ........................... 12
SECTION 1.05. Payment of Closing Costs ...................................... 13
SECTION 1.06. Plans; Alterations and Waste; Repairs ......................... 13
SECTION 1.07. Insurance ..................................................... 14
SECTION 1.08. Casualty; Condemnation/Eminent Domain ......................... 14
SECTION 1.09. Assignment of Leases and Rents ................................ 14
SECTION 1.10. Restrictions on Transfers and Encumbrances .................... 16
SECTION 1.11. Security Agreement ............................................ 16
SECTION 1.12. Filing and Recording .......................................... 16
SECTION 1.13. Further Assurances ............................................ 17
SECTION 1.14. Additions to Trust Property ................................... 17
SECTION 1.15. No Claims Against Trustee or Beneficiary ...................... 18
SECTION 1.16. Fixture Filing ................................................ 18
SECTION 1.17. Notice Regarding Special Flood Hazards ........................ 18

                                   ARTICLE II
                              Default and Remedies

SECTION 2.01. Events of Default ............................................. 19
SECTION 2.02. Demand for Payment ............................................ 19
SECTION 2.03. Rights To Take Possession, Operate and Apply Revenues ......... 19
SECTION 2.04. Right To Cure Grantor's Failure to Perform .................... 20
SECTION 2.05. Right to a Receiver ........................................... 21
SECTION 2.06. Foreclosure and Sale .......................................... 21
SECTION 2.07. Other Remedies ................................................ 22
SECTION 2.08. Application of Sale Proceeds and Rents ........................ 23
SECTION 2.09. Grantor as Tenant Holding Over ................................ 24
SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension
                and Redemption Laws ......................................... 24
SECTION 2.11. Discontinuance of Proceedings ................................. 24
SECTION 2.12. Suits To Protect the Trust Property ........................... 25
SECTION 2.13. Filing Proofs of Claim ........................................ 25
SECTION 2.14. Possession by Beneficiary ..................................... 25
SECTION 2.15. Waiver ........................................................ 25
SECTION 2.16. Remedies Cumulative ........................................... 26

                                   ARTICLE III
                                  Miscellaneous

SECTION 3.01. Partial Invalidity ............................................ 27
SECTION 3.02. Notices ....................................................... 27
SECTION 3.03. Successors and Assigns ........................................ 27
SECTION 3.04. Satisfaction and Cancelation. ................................. 27
SECTION 3.05. Definitions ................................................... 28
SECTION 3.06. Rules of Interpretation ....................................... 29
SECTION 3.07. Multisite Real Estate Transaction ............................. 29

SECTION 3.08. Subordination; Intercreditor Agreement ........................ 30
SECTION 3.09 Collateral Trust and Intercreditor Agreement ................... 30
SECTION 3.10. Amendments in Writing ......................................... 30

                                   ARTICLE IV
                              Particular Provisions

SECTION 4.01. Applicable Law; Certain Particular Provisions ................. 31
SECTION 4.02. Trustee's Powers and Liabilities .............................. 31

Exhibit A  Description of Land
Exhibit B  Premises Located in a Special Flood Hazard Area
Appendix A Local Law Provisions
Appendix B Definitions Annex

               THIS SECOND PRIORITY CREDIT LINE DEED OF TRUST, SECURITY AGREEMENT AND ASSIGNMENT OF LEASES AND RENTS dated as of June 27, 2001 (this "Second Priority Deed of Trust"), by THRIFTY PAYLESS, INC., a California corporation, having an office at 30 Hunter Lane, Camp Hill, Pennsylvania 17011 (the "Grantor"), to FIRST AMERICAN TITLE COMPANY LOS ANGELES, having an office at 520 North Central Avenue, Glendale, CA 91203, as trustee ("Trustee") for the benefit of WILMINGTON TRUST COMPANY, a Delaware banking corporation, having an office at Rodney Square North, 1100 North Market St., Wilmington, DE 19890-0001 (the "Beneficiary") as Second Priority Collateral Trustee for the benefit of the Second Priority Debt Parties.

                        W I T N E S S E T H   T H A T

         Capitalized terms used but not defined in this Second Priority Deed of Trust have the meanings given to them in the Definitions Annex annexed hereto as Appendix B.

         Reference is made to (i) the Senior Credit Agreement dated as of June __, 2001 (the "Senior Credit Agreement"), among Rite Aid Corporation, a Delaware corporation (the "Borrower"), the banks from time to time party thereto and Citicorp USA, Inc., as Senior Administrative Agent and Senior Collateral Agent for the banks and (ii) the Collateral Trust and Intercreditor Agreement dated as of the date hereof (the "Collateral Trust and Intercreditor Agreement"), among Rite Aid Corporation, certain subsidiaries of Rite Aid Corporation, Wilmington Trust Company as Second Priority Collateral Trustee, Citicorp USA, Inc., as Senior Collateral Agent, and each Second Priority Representative, as amended from time to time.

         Reference is made to the Senior Deed of Trust dated as of June __, 2001 (the "Senior Deed of Trust"), with Citicorp USA, Inc., as Senior Collateral Agent pursuant to which the Grantor has granted to the Senior Collateral Agent a first mortgage lien on the property described herein. The lien of this Second Priority Deed of Trust is intended by the Grantor and the Trustee or Beneficiary to be junior and subordinate to the Lien of the Senior Deed of Trust.

         Grantor is a wholly owned subsidiary of the Borrower and will derive substantial benefit from the making of the Second Priority Debt Documents. In order to induce the Second Priority Debt Parties, among other things, amend and extend the Second Priority Debt Documents, the Grantor has agreed to (i) guarantee the due and punctual payment of the Second Priority Debt Obligations of the Borrower under the Second Priority Debt Documents pursuant to the second priority subsidiary guarantee agreement dated as of even date herewith (the "Second Priority Subsidiary Guarantee Agreement") made by Grantor and certain other Subsidiaries of Borrower (each, a "Subsidiary Guarantor") in favor of Trustee in its capacity as Second Priority Collateral Trustee, and (ii) execute and deliver this Second Priority Deed of Trust in the form hereof to secure all of the Second Priority Debt Obligations guaranteed by Grantor pursuant to the Second Priority Subsidiary Guarantee Agreement.

         Pursuant to the requirements of the Second Priority Debt Documents and the Second Priority Guarantee Agreement, the Grantor therefore grants this Deed of Trust to create a lien on and a security interest in the Trust Property (as defined herein) to secure the payment and performance of the Second Priority Debt Obligations. The Second Priority Debt Documents also require the granting by other Subsidiary Guarantors of mortgages, deeds of trust and deeds to secure debt (the "Other Deeds of Trust") that create liens on and security interests in certain parcels of real property (each, a "Trust Property") other than the Trust Property to secure the payment and performance of the Second Priority Debt Obligations.

                                Granting Clauses

         NOW, THEREFORE, IN CONSIDERATION OF the foregoing and in order to secure the due and punctual payment and performance of the Second Priority Debt Obligations for the benefit of the Second Priority Debt Parties, Grantor hereby grants, conveys, mortgages, assigns and pledges to the Trustee and/or Beneficiary and its successors and assigns forever, a security interest in, all the following described property (the "Trust Property") whether now owned or held or hereafter acquired:

               (1) the land more particularly described on Exhibit A hereto (the "Land"), together with all rights appurtenant thereto which may, by their terms or as a matter of law, be conveyed or assigned along with the Land, including the easements over certain other adjoining land granted by any easement agreements, covenant or restrictive agreements and all air rights, mineral rights, water rights, oil and gas rights and development rights, if any, relating thereto, and also together with all of the other easements, rights, privileges, interests, hereditaments and appurtenances thereunto belonging or in any way appertaining and all of the estate, right, title, interest, claim or demand whatsoever of Grantor therein and in the streets and ways adjacent thereto, either in law or in equity, in possession or expectancy, now or hereafter acquired (the "Premises");

               (2) all buildings, improvements, structures, paving, parking areas, walkways and landscaping now or hereafter erected or located upon the Land, and all fixtures of every kind and type affixed to the Premises or attached to or forming part of any structures, buildings or improvements and replacements thereof now or hereafter erected or located upon the Land (the "Improvements");

               (3) all apparatus, appliances, building materials, equipment, fittings, machinery and other articles of tangible personal property of every kind and nature, and replacements thereof, owned by Grantor and now or at any time hereafter affixed to the Improvements or the Premises, including all pumps, tanks, machinery, apparatus equipment, lifts (including fire sprinklers and alarm systems, fire prevention or control systems, cleaning rigs, air conditioning, heating, boilers, refrigerating, electronic monitoring, water, loading, unloading, lighting, power, sanitation, waste removal, communications, partitions, lighting fixtures, freezers, refrigerators, walk-in coolers, signs (indoor and outdoor), and all other items of tangible personal property of any kind affixed to the Improvements or the Premises, it being understood that the enumeration of any specific articles of property shall in no way result in or be held to exclude any items of property not specifically mentioned (the property referred to in this subparagraph (3), (the "Fixtures");

               (4) all general intangibles owned by Grantor and relating to design, development, operation, management and use of the Premises or the Improvements, all certificates of occupancy, zoning variances, building, use or other permits, approvals, authorizations and consents obtained from and all materials prepared for filing or filed with any governmental agency in connection with the development, use, operation or management of the Premises and Improvements, all construction, service, engineering, consulting, leasing, architectural and other similar contracts concerning the design, construction, management, operation, occupancy and/or use of the Premises and Improvements, all architectural drawings, plans, specifications, soil tests, feasibility studies, appraisals, environmental studies, engineering reports and similar materials relating to any portion of or all of the Premises and

         Improvements, and all payment and performance bonds or warranties or guarantees relating to the Premises or the Improvements, all to the extent assignable (the "Permits, Plans and Warranties");

               (5) all now or hereafter existing leases or licenses (under which Grantor is landlord or licensor) and subleases (under which Grantor is sublandlord), concession, management, mineral or other agreements of a similar kind that permit the use or occupancy of the Premises or the Improvements for any purpose in return for any payment, or the extraction or taking of any gas, oil, water or other minerals from the Premises in return for payment of any fee, rent or royalty (collectively, "Leases"), and all agreements or contracts for the sale or other disposition of all or any part of the Premises or the Improvements, now or hereafter entered into by Grantor, together with all charges, fees, income, issues, profits, receipts, rents, revenues or royalties payable thereunder ("Rents");

               (6) all real estate tax refunds and all proceeds of the conversion, voluntary or involuntary, of any of the Trust Property into cash or liquidated claims ("Proceeds"), including Proceeds of insurance maintained by the Grantor and condemnation awards, any awards that may become due by reason of the taking by eminent domain or any transfer in lieu thereof of the whole or any part of the Premises or Improvements or any rights appurtenant thereto, and any awards for change of grade of streets, together with any and all moneys now or hereafter on deposit for the payment of real estate taxes, assessments or common area charges levied against the Trust Property, unearned premiums on policies of fire and other insurance maintained by the Grantor covering any interest in the Trust Property or required by the Senior Credit Agreement; and

               (7) all extensions, improvements, betterments, renewals, substitutes and replacements of and all additions and appurtenances to, the Land, the Premises, the Improvements, the Fixtures, the Permits, Plans and Warranties and the Leases, hereinafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Land, the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case, without any further mortgage, deed of trust, conveyance, assignment or other act by the Grantor, all of which shall become subject to the lien of this Second Priority Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described herein.

         TO HAVE AND TO HOLD the Trust Property unto the Trustee, its successors and assigns, for the ratable benefit of the Second Priority Debt Parties, forever, subject only to the Permitted Encumbrances (as hereinafter defined) and to satisfaction and cancelation as provided in Section 3.04 , IN TRUST NEVERTHELESS, upon the terms and trust herein set forth for the benefit and security of the Beneficiary.

                                    ARTICLE I
              Representations, Warranties and Covenants of Grantor

         Grantor agrees, covenants, represents and/or warrants as follows:

         SECTION 1.01. Title. (a) Grantor has good and marketable title to:

         (i) an indefeasible fee estate in the Land and Improvements; and

         (ii) all of the Fixtures;

subject only to (A) the Senior Deed of Trust, (B) liens, pledges, charges and other encumbrances which are identified in Section 4.15(a) of the Senior Credit Agreement and (C) minor defects in title that do not interfere with the ability of Grantor or any other subsidiary of the Borrower to conduct its business as presently conducted or to utilize the Trust Property for its intended purpose (collectively, the "Permitted Encumbrances").

         (b) There are no Leases affecting the Land or the Improvements except as disclosed in the Second Priority Debt Documents.

         (c) Grantor is not obligated under, and the Trust Property is not bound by or subject to, any right, of first refusal, option or other contractual right to sell, assign or otherwise dispose of any Trust Property or any interest therein.

         (d) The granting of this Second Priority Deed of Trust is within Grantor's corporate powers and has been duly authorized by all necessary corporate, and, if required, stockholder action. This Second Priority Deed of Trust has been duly executed and delivered by Grantor and constitutes a legal, valid and binding obligation of Grantor, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

         (e) This Second Priority Deed of Trust, when duly recorded in the appropriate public records and when financing statements are duly filed in the appropriate public records, will create a valid, perfected and enforceable first-priority lien upon and security interest in all the Trust Property subject only to Permitted Encumbrances. As of the date hereof, there are no defenses or offsets to this Second Priority Deed of Trust that will be asserted by Grantor or its affiliates (or any third party defense or offset now known to Grantor or its affiliates) or to any of the Second Priority Debt Obligations secured hereby for so long as any portion of the Second Priority Debt Obligations remains outstanding. Grantor will forever warrant and defend its title to the Trust Property, the rights of Trustee and/or Beneficiary therein under this Second Priority Deed of Trust and the validity and priority of the lien of this Second Priority Deed of Trust against the claims of all persons and parties except those having rights under Permitted Encumbrances, to the extent of those rights.

         SECTION 1.02. Senior Loan Documents. The Grantor hereby covenants that
(i) the Grantor shall promptly pay when due and payable the principal, interest and other charges mentioned in and made payable by the Senior Loan Documents;
(ii) the Grantor shall promptly perform and observe all of the terms, covenants and conditions required to be performed and observed by the Grantor under the Senior Loan Documents within the grace and cure periods provided in the Senior Loan Documents; (iii) the Grantor shall notify the Trustee or Beneficiary (A) promptly prior to the expiration of any applicable grace and cure period for which provision is made in the Senior Loan Documents of any monetary default, and (B) promptly after the expiration of any applicable grace and cure period for which provision is made in the Senior Loan Documents of any non-monetary default by the Grantor in the performance or observance of any of the terms, covenants or conditions on the part of the Grantor to be performed or observed under the Senior Loan Documents; and (iv) the Grantor shall (A) promptly notify the Trustee or Beneficiary of the receipt by the Grantor of any notice from the holders of the Senior Obligations asserting or claiming a default by the Grantor in the performance or observance of any of the terms, covenants or conditions on the part of the Grantor to be performed or observed under the Senior Loan Documents, and (B) promptly cause a copy of each such notice to be delivered to the Trustee or Beneficiary.

         SECTION 1.03. Second Priority Debt Documents; Second Priority Subsidiary Guarantee Agreement . (a) This Second Priority Deed of Trust is given pursuant to the Second Priority Debt Documents and the Second Priority Subsidiary Guarantee Agreement. Each and every term and provision of the Second Priority Debt Documents and the Second Priority Subsidiary Guarantee Agreement (excluding the governing law provisions thereof), including the rights, remedies, obligations, covenants, conditions, agreements, indemnities, representations and warranties of the parties thereto shall be considered as if a part of this Second Priority Deed of Trust.

         (b) If Trustee or Beneficiary exercises any of its rights or remedies under this Second Priority Deed of Trust, or if any actions or proceedings (including any bankruptcy, insolvency or reorganization proceedings) are commenced in which Trustee or Beneficiary is made a party and is obliged to defend or uphold or enforce this Second Priority Deed of Trust or the rights of Trustee or Beneficiary hereunder or the terms of any Lease, or if a condemnation proceeding is instituted affecting the Trust Property, Grantor will pay all reasonable sums, including reasonable attorneys' fees and disbursements, incurred by Trustee or Beneficiary related to the exercise of any remedy or right of Trustee or Beneficiary pursuant hereto and the reasonable expenses of any such action or proceeding together with all statutory or other costs, disbursements and allowances, interest thereon from the date of demand for payment thereof at the lesser of (i) the rate per annum (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be) equal to the sum of (A) the rate of interest publically announced by Citibank in New York, New York, from time to time as its "base rate", plus (B) 2.00% and (ii) the rate which, together with all fees, charges and other amounts which are treated as interest on such amounts under applicable law, constitutes the maximum lawful rate which may be contracted for, charged, taken, received or reserved by Trustee or Beneficiary in accordance with applicable law (the "Default Interest Rate"), and such sums and the interest thereon shall, to the extent permissible by law, be a lien on the Trust Property prior to any right, title to, interest in or claim upon the Trust Property attached or accruing subsequent to the recording of this Second Priority Deed of Trust and shall be secured by this Second Priority Deed of Trust to the extent permitted by law. Any payment of amounts due under this Second Priority Deed of Trust not made on or before the due date for such payments shall accrue interest daily without notice from the due date until paid at the Default Interest Rate, and such interest at the Default Interest Rate shall be paid by Grantor to Trustee or Beneficiary within 10 days after Mortgagor's receipt of notice from the Trustee or Beneficiary that is due.

         SECTION 1.04. Payment of Taxes, Liens and Charges. (a) Except to the extent they are being contested in the manner permitted by the Second Priority Debt Documents, Grantor will pay and discharge from time to time prior to the time when the same shall become delinquent, and before any interest or penalty accrues thereon or attaches thereto, (i) all taxes and assessments (general and special), water and sewer rents and/or charges, public or private impositions, levies, dues, permit, inspection and license fees, vault charges, service charges, public or private common area charges or maintenance charges, utility charges of every kind and nature which may become liens on the Trust Property with priority over the lien of this Second Priority Deed of Trust and (ii) all other material public or private charges, whether created or evidenced by recorded or unrecorded documents or of a like or different nature, imposed upon or assessed against the Trust Property or any part thereof or upon the Rents from the Trust Property or arising in respect of the occupancy, use, operation or possession thereof.

         (b) In the event of the passage of any state, Federal, municipal or other governmental law, order, rule or regulation subsequent to the date hereof
(i) deducting from the value of real property for the purpose of taxation any lien or encumbrance thereon or in any manner changing or modifying the laws now in force governing the taxation of this Second Priority Deed of Trust or debts secured by mortgages or deeds of trust (other than laws governing income, franchise and similar taxes generally) or the manner of collecting taxes thereon and (ii) imposing a tax to be paid by Beneficiary, either directly or indirectly, on this Second Priority Deed of Trust or any of the Senior Loan Documents, or requiring an amount of taxes to be withheld or deducted therefrom, Grantor will promptly notify Beneficiary of such event. In such event (A) Grantor shall at the request of Beneficiary, execute an instrument or agreement which obligates Grantor to make such additional payments as may be necessary to place Grantor and the Second Priority Debt Parties in the same economic position they would have been in with respect to the Senior Loans and other Second Priority Debt Obligations if such law, order, rule or regulation had not been passed and (B) Grantor shall make such additional payments.

         (c) At any time that an Event of Default (as hereinafter defined) shall occur and be continuing, or if required by any law applicable to Grantor or to Beneficiary, Beneficiary shall have the right to direct Grantor to make an initial deposit on account of real estate taxes and assessments, insurance premiums and common area charges, levied against or payable in respect of the Trust Property in advance and thereafter on a quarterly basis, each such deposit to be equal to one-quarter of any such annual charges estimated in a reasonable manner by Beneficiary in order to accumulate with Beneficiary sufficient funds to pay such taxes, assessments, insurance premiums and charges. Any such deposits held by Beneficiary shall be returned to Grantor within 30 days after this Second Priority Deed of Trust is released or satisfied as provided in
Section 3.04.

         SECTION 1.05. Payment of Closing Costs. Grantor shall pay all reasonable costs incurred by or on behalf of the Beneficiary in connection with, relating to or arising out of the preparation, execution and recording of this Second Priority Deed of Trust, including title company charges, inspection costs, recording fees and taxes, attorneys', engineers' and consultants' fees and disbursements and all other, similar expenses of every kind.

         SECTION 1.06. Plans; Alterations and Waste; Repairs. (a) To the extent the same exist on the date hereof or are obtained in connection with future permitted alterations, Grantor shall maintain a complete set of final plans, specifications, blueprints and drawings for the Trust Property either at the Trust Property or in a particular office at the headquarters of Grantor to which Beneficiary shall have access upon reasonable advance notice and at reasonable times.

         (b) Grantor shall not:

         (i) demolish or remove all or any material portion of the Improvements;

         (ii) commit any waste on the Trust Property or make any alterations to the Trust Property which would materially diminish the utility of Trust Property in the conduct of the business of the Grantor or its affiliates as conducted thereon on the date hereof;

         (iii) change the use of the Trust Property or take any other action with respect to the Trust Property if it would materially increase the risk of fire or any other hazard or violate the terms of any insurance policy required by Section 1.06 hereof; without the consent of the Beneficiary in each instance, such consent not to be unreasonably withheld or delayed.

         (c) Grantor will keep and maintain the Improvements and the Fixtures in good repair, working order and condition, reasonable wear and tear excepted.

         SECTION 1.07. Insurance. Grantor will purchase and maintain liability insurance, insurance on the Improvements and Fixtures and other insurance in accordance with the terms of the Second Priority Debt Documents.

         SECTION 1.08. Casualty; Condemnation/Eminent Domain. Grantor shall give Beneficiary prompt written notice of any casualty or other damage to the Trust Property or any proceeding for the taking of the Trust Property or any portion thereof or interest therein under power of eminent domain or by condemnation or any similar proceeding. The proceeds received by or on behalf of the Grantor in respect of any such casualty, damage or taking shall constitute trust funds held by the Grantor for the benefit of the Second Priority Debt Parties to be applied to in accordance with the terms of the Second Priority Debt Documents.

         SECTION 1.09. Assignment of Leases and Rents. (a) Grantor hereby irrevocably and absolutely grants, transfers and assigns all of its right title and interest in all Leases, together with any and all extensions and renewals thereof for purposes of securing and discharging the performance by Grantor of the Second Priority Debt Obligations. Grantor has not assigned or executed any assignment of, and will not assign or execute any assignment of, any other Lease or their respective Rents to anyone other than Beneficiary.

         (b) Without Beneficiary's prior written consent, which shall not be unreasonably withheld or delayed, Grantor will not enter into, modify, amend, terminate or consent to the cancelation or surrender of any Lease.

         (c) Subject to Section 1.09(d), Grantor has assigned and transferred to Beneficiary all of Grantor's right, title and interest in and to the Rents now or hereafter arising from each Lease heretofore or hereafter made or agreed to by Grantor, it being intended that this assignment establish, subject to Section 1.09(d), an absolute transfer and assignment of all Rents and all Leases to Trustee for the benefit of the Beneficiary and not merely to grant a security interest therein. Subject to Section 1.09(d), Beneficiary may in Grantor's name and stead (with or without first taking possession of any of the Trust Property personally or by receiver as provided herein) operate the Trust Property and rent, lease or let all or any portion of any of the Trust Property to any party or parties at such rental and upon such terms as Beneficiary shall, in its sole discretion, determine, and may collect and have the benefit of all of said Rents arising from or accruing at any time thereafter or that may thereafter become due under any Lease.

         (d) So long as an Event of Default shall not have occurred and be continuing, Beneficiary will not exercise any of its rights under Section 1.09(c), and Grantor shall receive and collect the Rents accruing under any Lease; but after the happening and during the continuance of any Event of Default, Beneficiary may, at its option, receive and collect all Rents and enter upon the Premises and Improvements through its officers, agents, employees or attorneys for such purpose and for the operation and maintenance thereof. Grantor hereby irrevocably authorizes and directs each tenant, if any, and each successor, if any, to the interest of any tenant under any Lease, respectively, to rely upon any notice of a claimed Event of Default sent by Beneficiary to any such tenant or any of such tenant's successors in interest, and thereafter to pay Rents to Beneficiary without any obligation or right to inquire as to whether an Event of Default actually exists and even if some notice to the contrary is received from the Grantor, who shall have no right or claim against any such tenant or successor in interest for any such Rents so paid to Beneficiary. Each tenant or any of such tenant's successors in interest from whom Beneficiary or any officer, agent, attorney or employee of Beneficiary shall have collected any Rents, shall be authorized to pay Rents to Grantor only after such tenant or any of their successors in interest shall have received written notice from Beneficiary that the Event of Default is no longer continuing, unless and until a further notice of an Event of Default is given by Beneficiary to such tenant or any of its successors in interest.

         (e) Beneficiary will not become a mortgagee in possession so long as it does not enter or take actual possession of the Trust Property. In addition, Beneficiary shall not be responsible or liable for performing any of the obligations of the landlord under any Lease, for any waste by any tenant, or others, for any dangerous or defective conditions of any of the Trust Property, for negligence in the management, upkeep, repair or control of any of the Trust Property or any other act or omission by any other person.

         (f) Grantor shall furnish to Beneficiary, within 45 days after a request by Beneficiary to do so (but no more frequently than twice annually), a written statement containing the names of all tenants, subtenants and concessionaires of the Premises or Improvements, the terms of any Lease, the space occupied and the rentals or license fees payable thereunder.

         SECTION 1.10. Restrictions on Transfers and Encumbrances. Except as expressly permitted by the Second Priority Debt Documents or this Second Priority Deed of Trust, Grantor shall not directly or indirectly sell, convey, alienate, assign, lease, sublease, license, mortgage, pledge, encumber or otherwise transfer, create, consent to or suffer the creation of any lien, charges or any form of encumbrance upon any interest in or any part of the Trust Property, or be divested of its title to the Trust Property or any interest therein in any manner or way, whether voluntarily or involuntarily (other than resulting from a condemnation), or engage in any common, cooperative, joint, time-sharing or other congregate ownership of all or part thereof.

         SECTION 1.11. Security Agreement. This Second Priority Deed of Trust is both a mortgage of real property and a grant of a security interest in personal property, and shall constitute and serve as a "Security Agreement" within the meaning of the uniform commercial code as adopted in the state wherein the Premises are located ("UCC"). Grantor has hereby granted unto Beneficiary a security interest in and to all the Trust Property described in this Second Priority Deed of Trust that is not real property, and simultaneously with the recording of this Second Priority Deed of Trust, Grantor has filed or will file UCC financing statements, and will file continuation statements prior to the lapse thereof, at the appropriate offices in the state in which the Premises are located to perfect the security interest granted by this Second Priority Deed of Trust in all the Trust Property that is not real property. Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute any document and to file the same in the appropriate offices (to the extent it may lawfully do so), and to perform each and every act and thing reasonably requisite and necessary to be done to perfect the security interest contemplated by the preceding sentence. Beneficiary shall have all rights with respect to the part of the Trust Property that is the subject of a security interest afforded by the UCC in addition to, but not in limitation of, the other rights afforded Beneficiary hereunder and under the Security Agreement.

         SECTION 1.12. Filing and Recording. Grantor will cause this Second Priority Deed of Trust, any other security instrument creating a security interest in or evidencing the lien hereof upon the Trust Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the lien hereof upon, and the security interest of Beneficiary in, the Trust Property. Grantor will pay all filing, registration and recording fees, all Federal, state, county and municipal recording, documentary or intangible taxes and other taxes, duties, imposts, assessments and charges, and all reasonable expenses incidental to or arising out of or in connection with the execution, delivery and recording of this Second Priority Deed of Trust, any mortgage supplemental hereto, any security instrument with respect to the Fixtures or any instrument of further assurance.

         SECTION 1.13. Further Assurances. Upon demand by Beneficiary, Grantor will, at the cost of Grantor and without expense to Beneficiary, do, execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, notices of assignment, transfers and assurances as Beneficiary shall from time to time reasonably require for the better conveying, assigning, transferring and confirming unto Beneficiary the property and rights hereby conveyed or assigned or intended now or hereafter so to be, or which Grantor may be or may hereafter become bound to convey or assign to Beneficiary, or for carrying out the intention or facilitating the performance of the terms of this Second Priority Deed of Trust, or for filing, registering or recording this Second Priority Deed of Trust, and on demand, Grantor will also execute and deliver and hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to execute and file to the extent it may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments reasonably requested by Beneficiary to evidence more effectively the lien hereof upon the Fixtures and to perform each and every act and thing requisite and necessary to be done to accomplish the same.

         SECTION 1.14. Additions to Trust Property. All right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes and replacements of, and all additions and appurtenances to, the Trust Property hereafter acquired by or released to Grantor or constructed, assembled or placed by Grantor upon the Premises or the Improvements, and all conversions of the security constituted thereby, immediately upon such acquisition, release, construction, assembling, placement or conversion, as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by Grantor, shall become subject to the lien and security interest of this Second Priority Deed of Trust as fully and completely and with the same effect as though now owned by Grantor and specifically described in the grant of the Trust Property above, but at any and all times Grantor will execute and deliver to Beneficiary any and all such further assurances, mortgages, conveyances or assignments thereof as Beneficiary may reasonably require for the purpose of expressly and specifically subjecting the same to the lien and security interest of this Second Priority Deed of Trust.

         SECTION 1.15. No Claims Against Trustee or Beneficiary. Nothing contained in this Second Priority Deed of Trust shall constitute any consent or request by Beneficiary (or Trustee), express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Trust Property or any part thereof, nor as giving Grantor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against Beneficiary (or Trustee) in respect thereof.

         SECTION 1.16. Fixture Filing. Certain portions of the Trust Property are or will become "fixtures" (as that term is defined in the UCC) on the Land, and this Second Priority Deed of Trust, upon being filed for record in the real estate records of the county wherein such fixtures are situated, shall operate also as a financing statement filed as a fixture filing in accordance with the applicable provisions of said UCC upon such portions of the Trust Property that are or become fixtures. The addresses of the Grantor, as debtor, and Beneficiary, as secured party, are set forth in the first page of this Second Priority Deed of Trust.

         SECTION 1.17. Notice Regarding Special Flood Hazard s. Beneficiary has informed Grantor, and Grantor hereby acknowledges that it realizes, that the Premises listed on Exhibit B is in an area identified by the Director of the Federal Emergency Management Agency as a "special flood hazard area" described in 12 C.F.R. ss.22.2, and Grantor hereby acknowledges that it has received, prior to the making of the Senior Loans and the incurrence of indebtedness constituting part of the Senior Obligations, the notice regarding Federal disaster relief assistance referred to in the Appendix to 12 C.F.R. Part 22.

                                   ARTICLE II
                              Defaults and Remedies

         SECTION 2.01. Events of Default. Any event of default under the Second Priority Debt Documents (as such term is defined therein, an "Event of Default") shall constitute an Event of Default under this Second Priority Deed of Trust.

         SECTION 2.02. Demand for Payment. If an Event of Default shall occur and be continuing, then, without requirement of protest, demand or notice of Beneficiary, Grantor will pay to Beneficiary all amounts due hereunder and under the Second Priority Debt Documents and such further amount as shall be sufficient to cover the costs and expenses of collection, including attorneys' fees, disbursements and expenses incurred by Beneficiary, and Beneficiary shall be entitled and empowered to institute an action or proceedings at law or in equity for the collection of the sums so due and unpaid, to prosecute any such action or proceedings to judgment or final decree, to enforce any such judgment or final decree against Grantor and to collect, in any manner provided by law, all moneys adjudged or decreed to be payable.

         SECTION 2.03. Rights To Take Possession, Operate and Apply Revenues.
(a) If an Event of Default shall occur and be continuing, Grantor shall, upon written demand of Beneficiary, forthwith surrender to Beneficiary actual possession of the Trust Property and, if and to the extent not prohibited by applicable law, Beneficiary itself, or by such officers or agents as it may appoint, may then enter and take possession of all the Trust Property without the appointment of a receiver or an application therefor, and exclude Grantor and its agents and employees wholly therefrom.

         (b) If Grantor shall for any reason fail to surrender or deliver the Trust Property or any part thereof after such demand by Beneficiary, Beneficiary may to the extent not prohibited by applicable law, obtain a judgment or decree conferring upon Beneficiary the right to immediate possession or requiring Grantor to deliver immediate possession of the Trust Property to Beneficiary, to the entry of which judgment or decree Grantor hereby specifically consents. Grantor will pay to Beneficiary, upon demand, all reasonable expenses of obtaining such judgment or decree, including reasonable compensation to Beneficiary's attorneys and agents with interest thereon at the Default Interest Rate; and all such expenses and compensation shall, until paid, be secured by this Second Priority Deed of Trust.

         (c) Upon every such entry or taking of possession, Beneficiary may, to the extent not prohibited by applicable law, hold, store, use, operate, manage and control the Trust Property, conduct the business thereof and, from time to time, (i) make all necessary and proper maintenance, repairs, renewals, replacements, additions, betterments and improvements thereto and thereon, (ii) purchase or otherwise acquire additional fixtures, personalty and other property, (iii) insure or keep the Trust Property insured, (iv) manage and operate the Trust Property and exercise all the rights and powers of Grantor to the same extent as Grantor could in its own name or otherwise with respect to the same, or (v) enter into any and all agreements with respect to the exercise by others of any of the powers herein granted Beneficiary, all as may from time to time be directed or determined by Beneficiary to be in its best interest and Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact and agent, for Grantor and in its name, place and stead, in any and all capacities, to perform any of the foregoing acts. Beneficiary may collect and receive all the Rents, issues, profits and revenues from the Trust Property, including those past due as well as those accruing thereafter, and, after deducting (i) all expenses of taking, holding, managing and operating the Trust Property (including compensation for the services of all persons employed for such purposes), (ii) the costs of all such maintenance, repairs, renewals, replacements, additions, betterments, improvements, purchases and acquisitions,
(iii) the costs of insurance, (iv) such taxes, assessments and other similar charges as Beneficiary may at its option pay, (v) other proper charges upon the Trust Property or any part thereof and (vi) the compensation, expenses and disbursements of the attorneys and agents of Beneficiary, Beneficiary shall apply the remainder of the moneys and proceeds so received as provided in
Section 2.08.

         (d) Whenever, before any sale of the Trust Property under Section 2.06, all Second Priority Debt Obligations that are then due shall have been paid and all Events of Default fully cured, Beneficiary will surrender possession of the Trust Property back to Grantor, its successors or assigns. The same right of taking possession shall, however, arise again if any subsequent Event of Default shall occur and be continuing.

         SECTION 2.04. Right To Cure Grantor's Failure to Perform. Should Grantor fail in the payment, performance or observance of any term, covenant or condition set forth in this Second Priority Deed of Trust or the Second Priority Debt Documents (with respect to the Trust Property) for 10 days after notice of such failure from Beneficiary (in the case of a monetary default) or 20 days after notice of such failure from Beneficiary (in the case of a non-monetary default), Beneficiary may pay, perform or observe the same, and all payments made or costs or expenses incurred by Beneficiary in connection therewith shall be secured hereby and shall be repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate from the date incurred within 10 days after demand made by Beneficiary. Beneficiary shall be the judge using reasonable discretion of the necessity for any such actions and of the amounts to be paid. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, Beneficiary is hereby empowered to enter and to authorize others to enter upon the Premises or the Improvements or any part thereof for the purpose of performing or observing any such defaulted term, covenant or condition without having any obligation to so perform or observe and without thereby becoming liable to Grantor, to any person in possession holding under Grantor or to any other person.

         SECTION 2.05. Right to a Receiver. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, of an Event of Default shall occur and be continuing, Beneficiary, upon application to a court of competent jurisdiction, shall be entitled as a matter of right to the appointment of a receiver (which may be Beneficiary or an employee of Beneficiary or Trustee) to take possession of and to operate the Trust Property and to collect and apply the Rents. The receiver shall have all of the rights and powers permitted under the laws of the state wherein the Trust Property is located. Grantor shall pay to Beneficiary upon demand all reasonable expenses, including receiver's fees, reasonable attorney's fees and disbursements, costs and agent's compensation incurred pursuant to the provisions of this Section 2.05; and all such expenses shall be secured by this Second Priority Deed of Trust and shall be, without demand, immediately repaid by Grantor to Beneficiary with interest thereon at the Default Interest Rate.

         SECTION 2.06. Foreclosure and Sale. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, (a) if an Event of Default shall occur and be continuing, Beneficiary may elect to sell the Trust Property or any part of the Trust Property by exercise of the power of foreclosure or of sale granted to Beneficiary and/or Trustee by applicable law or this Second Priority Deed of Trust. In such case, Beneficiary or Trustee may commence a civil action to foreclose this Second Priority Deed of Trust, or it may proceed and sell the Trust Property to satisfy any Second Priority Debt Obligation. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property, may sell all or such parts of the Trust Property as may be chosen by Trustee or Beneficiary at the time and place of sale fixed by it in a notice of sale, either as a whole or in separate lots, parcels or items as Trustee or Beneficiary shall deem expedient, and in such order as it may determine, at public auction to the highest bidder. Trustee or Beneficiary or an officer appointed by a judgment of foreclosure to sell the Trust Property may postpone any fore- closure or other sale of all or any portion of the Trust Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement or subsequently noticed sale. Without further notice, Trustee or Beneficiary or an officer appointed to sell the Trust Property may make such sale at the time fixed by the last postponement, or may, in its discretion, give a new notice of sale. Any person, including Grantor or Trustee or Beneficiary or any designee or affiliate thereof, may purchase at such sale.

         (b) The Trust Property may be sold subject to unpaid taxes and Permitted Encumbrances, and, after deducting all costs, fees and expenses of Trustee or Beneficiary (including costs of evidence of title in connection with the sale), Trustee or Beneficiary or an officer that makes any sale shall apply the proceeds of sale in the manner set forth in Section 2.08.

         (c) Any foreclosure or other sale of less than the whole of the Trust Property or any defective or irregular sale made hereunder shall not exhaust the power of foreclosure or of sale provided for herein; and subsequent sales may be made hereunder until the Second Priority Debt Obligations have been satisfied, or the entirety of the Trust Property has been sold.

         (d) If an Event of Default shall occur and be continuing, Beneficiary may instead of, or in addition to, exercising the rights described in Section 2.06(a) above and either with or without entry or taking possession as herein permitted, proceed by a suit or suits in law or in equity or by any other appropriate proceeding or remedy (i) to specifically enforce payment of some or all of the Second Priority Debt Obligations, or the performance of any term, covenant, condition or agreement of this Second Priority Deed of Trust or any other Senior Loan Document or any other right, or (ii) to pursue any other remedy available to Beneficiary, all as Beneficiary shall determine most effectual for such purposes.

         SECTION 2.07. Other Remedies. Subject to the provisions of the Collateral Trust and Intercreditor Agreement, (a) in case an Event of Default shall occur and be continuing, Beneficiary may also exercise, to the extent not prohibited by law, any or all of the remedies available to a secured party under the UCC.

         (b) In connection with a sale of the Trust Property or any Fixtures and the application of the proceeds of sale as provided in Section 2.08, Beneficiary shall be entitled to enforce payment of and to receive up to the principal amount of the Second Priority Debt Obligations, plus all other charges, payments and costs due under this Second Priority Deed of Trust, and to recover a deficiency judgment for any portion of the aggregate principal amount of the Second Priority Debt Obligations remaining unpaid, with interest.

         SECTION 2.08. Application of Sale Proceeds and Rents. After any foreclosure sale of all or any portion of the Trust Property, Beneficiary shall receive and apply the proceeds of the sale together with any Rents that may have been collected and any other sums that may then be held by Trustee or Beneficiary under this Second Priority Deed of Trust as follows:

               FIRST, to the payment of the costs and expenses of such sale, including compensation to Trustee's and Beneficiary's attorneys and agents, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by Trustee and Beneficiary under this Second Priority Deed of Trust, together with interest at the Default Interest Rate on all advances made by Trustee and Beneficiary, including all taxes, assessments (or other charges) (except any taxes, assessments or other charges subject to which the Trust Property shall have been sold) and the cost of removing any liens or encumbrances (except any liens or encumbrances subject to which the Trust Property was sold);

               SECOND, to the Beneficiary for the distribution to the Second Priority Debt Parties for the satisfaction of the Second Priority Debt Obligations owed to the Second Priority Debt Parties; and

               THIRD, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Beneficiary shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Second Priority Deed of Trust. In the event of any inconsistency between this Section 2.08 and the Collateral Trust and Intercreditor Agreement, the Collateral Trust and Intercreditor Agreement shall control. Upon any sale of the

Trust Property by the Trustee or Beneficiary (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Trustee or Beneficiary or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Trust Property so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Trustee or Beneficiary or such officer or be answerable in any way for the misapplication thereof.

         SECTION 2.09. Grantor as Tenant Holding Over. If Grantor remains in possession of any of the Trust Property after any foreclosure sale by Trustee or Beneficiary, at Beneficiary's election Grantor shall be deemed a tenant holding over and shall forthwith surrender possession to the purchaser or purchasers at such sale or be summarily dispossessed or evicted according to provisions of law applicable to tenants holding over.

         SECTION 2.10. Waiver of Appraisement, Valuation, Stay, Extension and Redemption Laws. Grantor waives, to the extent not prohibited by law, (i) the benefit of all laws now existing or that hereafter may be enacted (x) providing for any appraisement or valuation of any portion of the Trust Property and/or
(y) in any way extending the time for the enforcement or the collection of amounts due under any of the Second Priority Debt Obligations or creating or extending a period of redemption from any sale made in collecting said debt or any other amounts due Beneficiary, (ii) any right to at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any homestead exemption, stay, statute of limitations, extension or redemption, or sale of the Trust Property as separate tracts, units or estates or as a single parcel in the event of foreclosure or notice of deficiency, and (iii) all rights of redemption, valuation, appraisement, stay of execution, notice of election to mature or declare due the whole of or each of the Second Priority Debt Obligations and marshaling in the event of foreclosure of this Second Priority Deed of Trust.

         SECTION 2.11. Discontinuance of Proceedings. In case Trustee or Beneficiary shall proceed to enforce any right, power or remedy under this Second Priority Deed of Trust by foreclosure, entry or otherwise, and such proceedings shall be discontinued or abandoned for any reason, or shall be determined adversely to Trustee or Beneficiary, then and in every such case Grantor and Trustee and Beneficiary shall be restored to their former positions and rights hereunder, and all rights, powers and remedies of Trustee and Beneficiary shall continue as if no such proceeding had been taken.

         SECTION 2.12. Suits To Protect the Trust Property. Beneficiary shall have power (a) to institute and maintain suits and proceedings to prevent any impairment of the Trust Property by any acts that may be unlawful or in violation of this Second Priority Deed of Trust, (b) to preserve or protect its interest in the Trust Property and in the Rents arising therefrom and (c) to restrain the enforcement of or compliance with any legislation or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of or compliance with such enactment, rule or order would impair the security or be prejudicial to the interest of Beneficiary hereunder.

         SECTION 2.13. Filing Proofs of Claim. In case of any receivership, insolvency, bankruptcy, reorganization, arrangement, adjustment, composition or other proceedings affecting Grantor, Beneficiary shall, to the extent permitted by law, be entitled to file such proofs of claim and other documents as may be necessary or advisable in order to have the claims of Beneficiary allowed in such proceedings for the Second Priority Debt Obligations secured by this Second Priority Deed of Trust at the date of the institution of such proceedings and for any interest accrued, late charges and additional interest or other amounts due or that may become due and payable hereunder after such date.

         SECTION 2.14. Possession by Beneficiary. Notwithstanding the appointment of any receiver, liquidator or trustee of Grantor, any of its property or the Trust Property, Beneficiary shall be entitled, to the extent not prohibited by law, to remain in possession and control of all parts of the Trust Property now or hereafter granted under this Second Priority Deed of Trust to Beneficiary in accordance with the terms hereof and applicable law.

         SECTION 2.15. Waiver. (a) No delay or failure by Beneficiary to exercise any right, power or remedy accruing upon any breach or Event of Default shall exhaust or impair any such right, power or remedy or be construed to be a waiver of any such breach or Event of Default or acquiescence therein; and every right, power and remedy given by this Second Priority Deed of Trust to Beneficiary may be exercised from time to time and as often as may be deemed expedient by Beneficiary. No consent or waiver by Beneficiary to or of any breach or Event of Default by Grantor in the performance of the Second Priority Debt Obligations shall be deemed or construed to be a consent or waiver to or of any other breach or Event of Default in the performance of the same or of any other Second Priority Debt Obligations by Grantor hereunder. No failure on the part of Beneficiary to complain of any act or failure to act or to declare an Event of Default, irrespective of how long such failure continues, shall constitute a waiver by Beneficiary of its rights hereunder or impair any rights, powers or remedies consequent on any future Event of Default by Grantor.

         (b) Even if Beneficiary (i) grants some forbearance or an extension of time for the payment of any sums secured hereby, (ii) takes other or additional security for the payment of any sums secured hereby, (iii) waives or does not exercise some right granted herein or under the Second Priority Debt Documents,
(iv) releases a part of the Trust Property from this Second Priority Deed of Trust, (v) agrees to change some of the terms, covenants, conditions or agree-ments of any of the Second Priority Debt Documents, (vi) consents to the filing of a map, plat or replat affecting the Premises, (vii) consents to the granting of an easement or other right affecting the Premises or (viii) makes or consents to an agreement subordinating Beneficiary's lien on the Trust Property hereunder; no such act or omission shall preclude Beneficiary from exercising any other right, power or privilege herein granted or intended to be granted in the event of any breach or Event of Default then made or of any subsequent default; nor, except as otherwise expressly provided in an instrument executed by Beneficiary, shall this Second Priority Deed of Trust be altered thereby. In the event of the sale or transfer by operation of law or otherwise of all or part of the Trust Property, Beneficiary is hereby authorized and empowered to deal with any vendee or transferee with reference to the Trust Property secured hereby, or with reference to any of the terms, covenants, conditions or agreements hereof, as fully and to the same extent as it might deal with the original parties hereto and without in any way releasing or discharging any liabilities, obligations or undertakings.

         SECTION 2.16. Remedies Cumulative. No right, power or remedy conferred upon or reserved to Trustee or Beneficiary by this Second Priority Deed of Trust is intended to be exclusive of any other right, power or remedy, and each and every such right, power and remedy shall be cumulative and concurrent and in addition to any other right, power and remedy given hereunder or now or hereafter existing at law or in equity or by statute.

                                   ARTICLE III
                                  Miscellaneous

         SECTION 3.01. Partial Invalidity. In the event any one or more of the provisions contained in this Second Priority Deed of Trust shall for any reason be held to be invalid, illegal or unenforceable in any respect, such validity, illegality or unenforceability shall, at the option of Beneficiary, not affect any other provision of this Second Priority Deed of Trust, and this Second Priority Deed of Trust shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein or therein.

         SECTION 3.02. Notices. All notices, requests, demands and other communications to any party hereunder shall be in writing (including bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Trustee or Beneficiary, at its address at Rodney Square North, 1100 North Market Street, Wilmington, DE 19890-0001 or facsimile number
(302) 651-8882 and (y) in the case of the Grantor, at the addresses, in care of Rite Aid Corporation, 30 Hunter Lane, Camp Hill, Pennsylvania 17011 or facsimile number (717) 975-3764. Each such notice, request or other communication shall be effective if given by facsimile, which such communication is transmitted to the facsimile number specified in this Section and confirmation of receipt is received, if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or if given by any other means, when delivered at the addressed specified in this Section.

         SECTION 3.03. Successors and Assigns. All of the grants, covenants, terms, provisions and conditions herein shall run with the Premises and the Improvements and shall apply to, bind and inure to, the benefit of the permitted successors and assigns of Grantor and the successors and assigns of Beneficiary.

         SECTION 3.04. Satisfaction and Cancelation. (a) The conveyance to Trustee or Beneficiary of the Trust Property as security created and consummated by this Second Priority Deed of Trust shall be null and void when all the Second Priority Debt Obligations have been indefeasibly paid in full in accordance with the terms of the Second Priority Debt Documents and no further Second Priority Debt Obligations are outstanding.

         (b) Upon a sale or financing by Grantor of all or any portion of the Trust Property that is permitted by the Senior Loan Documents and the Second Priority Debt Documents and the application of the Net Proceeds of such sale or financing in accordance with the Collateral Trust and Intercreditor Agreement or Second Priority Debt Documents, as applicable, the lien of this Second Priority Deed of Trust shall be released from the applicable portion of the Trust Property. Grantor shall give the Beneficiary reasonable written notice of any sale or financing of the Trust Property prior to the closing of such sale or financing.

         (c) In connection with any termination or release pursuant to paragraph
(a), the Second Priority Deed of Trust shall be marked "satisfied" by the Beneficiary, and this Second Priority Deed of Trust shall be canceled of record at the request and at the expense of the Grantor. Beneficiary shall execute any documents reasonably requested by Grantor to accomplish the foregoing or to accomplish any release contemplated by this Section 3.04 and Grantor will pay all costs and expenses, including reasonable attorneys' fees, disbursements and other charges, incurred by Beneficiary in connection with the preparation and execution of such documents.

         SECTION 3.05. Definitions. As used in this Second Priority Deed of Trust, the singular shall include the plural as the context requires and the following words and phrases shall have the following meanings: (a) "including" shall mean "including but not limited to"; (b) "provisions" shall mean "provisions, terms, covenants and/or conditions"; (c) "lien" shall mean "lien, charge, encumbrance, security interest, mortgage or deed of trust"; (d) "obligation" shall mean "obligation, duty, covenant and/or condition"; (e) "Trustee" shall mean "Trustee, for the benefit of the Beneficiary and in accordance with the Second Priority Debt Documents,"; and (f) "any of the Trust Property" shall mean "the Trust Property or any part thereof or interest therein". Any act that Trustee or Beneficiary is permitted to perform hereunder may be performed at any time and from time to time by Trustee or Beneficiary or any person or entity designated by Beneficiary. Any act that is prohibited to Grantor hereunder is also prohibited to all lessees of any of the Trust Property, except to the extent that a Lease executed prior to the date hereof expressly permits such act without the consent of the Grantor or the holder of any mortgage or deed of trust. Each appointment of Beneficiary as attorney-in-fact for Grantor under this Second Priority Deed of Trust is irrevocable, with power of substitution and coupled with an interest. Subject to the express provisions to the contrary contained in this Second Priority Deed of Trust, Beneficiary has the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction, in its sole discretion, whenever such consent, approval, acceptance or satisfaction is required hereunder. To the extent that this Second Priority Deed of Trust provides that any particular consent, approval, acceptance or satisfaction is subject to the terms of the Second Priority Debt Documents, it shall be granted or withheld as provided in the Second Priority Debt Documents.

         SECTION 3.06. Rules of Interpretation. References in this Second Priority Deed of Trust to "Articles", "Sections", "Schedules" or "Exhibits" shall be to Articles, Sections, Schedules or Exhibits of or to this Second Priority Deed of Trust unless otherwise specifically provided. Any defined terms may, unless the context otherwise requires, be used in the singular or plural depending on the reference. "Writing", "written" and comparable terms refer to printing, typing and other means of reproducing words in a visible form. References to any agreement or contract are to such agreement or contract as amended, modified or supplemented from time to time in accordance with the terms hereof and thereof. References to any Person include the successors and assigns of such Person. References "from" or "through" any date mean, unless otherwise specified, "from and including" or "through and including" respectively.

         SECTION 3.07. Multisite Real Estate Transaction. Grantor acknowledges that this Second Priority Deed of Trust is one of a number of Other Deeds of Trust that secure the Second Priority Debt Obligations. Grantor agrees that the lien of this Second Priority Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary, and without limiting the generality of the foregoing, the lien hereof shall not be impaired by any acceptance by the Beneficiary of any security for or guarantees of any of the Second Priority Debt Obligations hereby secured, or by any failure, neglect or omission on the part of Beneficiary to realize upon or protect any Second Priority Debt Obligation or indebtedness hereby secured or any collateral security therefor including the Other Deeds of Trust and other Second Priority Debt Documents. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or disposition of any of the Second Priority Debt Obligations secured or of any of the collateral security therefor, including the Other Deeds of Trust and other Second Priority Debt Documents or of any guarantee thereof, and Beneficiary may at its discretion foreclose, exercise any power of sale, or exercise any other remedy available to it under any or all of the Other Deeds of Trust and other Second Priority Debt Documents without first exercising or enforcing any of its rights and remedies hereunder. Such exercise of Beneficiary's rights and remedies under any or all of the Other Deeds of Trust and other Second Priority Debt Documents shall not in any manner impair the indebtedness hereby secured or the lien of this Second Priority Deed of Trust and any exercise of the rights or remedies of Beneficiary hereunder shall not impair the lien of any of the Other Deeds of Trust and other Second Priority Debt Documents or any of Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Other Deeds of Trust and other Second Priority Debt Documents separately or concurrently and in any order that it may deem appropriate and waives any rights of subrogation.

         SECTION 3.08. Subordination; Intercreditor Agreement. The lien of this Second Priority Deed of Trust is junior and subordinate to the lien of any Deed of Trust now or hereafter granted to Citicorp USA, Inc. and its successors and assigns as collateral agent for certain secured parties, including the lenders from time to time part to that certain Senior Credit Agreement dated as of the date hereof, as amended, replaced or refinanced from time to time, with Rite Aid Corporation and its successors and assigns in accordance with the provisions of the Collateral Trust and Intercreditor Agreement.

         SECTION 3.09. Collateral Trust and Intercreditor Agreement. Notwithstanding any provision to the contrary contained herein, the terms of this Second Priority Deed of Trust, the Liens created hereby, and the rights and remedies of the Second Priority Collateral Trustee and the Second Priority Debt Parties hereunder, are subject to the Collateral Trust and Intercreditor Agreement.

         SECTION 3.10. Amendments in Writing. None of the terms or provisions of this Second Priority Deed of Trust may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Grantor and the Second Priority Collateral Trustee with the written consent of the Second Priority Instructing Group, provided that (i) any provision of this Second Priority Deed of Trust may be waived by the Second Priority Instructing Group and (ii) any amendment, waiver, supplement or other modification which by its terms adversely affects the rights of the Second Priority Debt Parties under a particular Second Priority Facility in a manner different from its effect on the other Second Priority Facilities shall only be effective with the consent of the Second Priority Representative for each Second Priority Facility so adversely affected.

                                   ARTICLE IV
                              Particular Provisions

         This Second Priority Deed of Trust is subject to the following provisions relating to the particular laws of the state wherein the Premises are located:

         SECTION 4.01. Applicable Law; Certain Particular Provisions. This Second Priority Deed of Trust shall be governed by and construed in accordance with the internal law of the State in which the Trust Property is located without regard to principles of conflicts of laws and Grantor and Beneficiary agree to submit to jurisdiction and the laying of venue for any suit on this Second Priority Deed of Trust in such state, except that the internal laws of the State of New York (without regard to principles of conflicts of laws) shall govern (i) those terms and conditions contained in the Second Priority Debt Documents and/or the Second Priority Subsidiary Guarantee Agreement which are incorporated by reference herein and (ii) the resolution of issues arising under the Second Priority Debt Documents and/or the Second Priority Subsidiary Guarantee Agreement to the extent that such resolution is necessary to the interpretation of this Second Priority Deed of Trust. The terms and provisions set forth in Appendix A attached hereto are hereby incorporated by reference as though fully set forth herein. In the event of any conflict between the terms and provisions contained in the body of this Second Priority Deed of Trust and the terms and provisions set forth in Appendix A, the terms and provisions set forth in Appendix A shall govern and control.

         SECTION 4.02 Trustee's Powers and Liabilities. (a) Trustee, by acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for gross negligence, bad faith or wilful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by it in accordance with the terms hereof. All authorities, powers and discretions given in this Second Priority Deed of Trust to Trustee and/or Beneficiary may be exercised by either, without the other, with the same effect as if exercised jointly.

         (b) Trustee may resign at any time upon giving 30 days' notice in writing to Grantor and to Beneficiary.

         (c) Beneficiary may remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, inability to act or absence of Trustee from the state in which the premises are located, or in its sole discretion for any reason whatsoever, Beneficiary may, upon notice to the Grantor and without specifying the reason therefor and without applying to any court, select and appoint a successor trustee, and all powers, rights, duties and authority of the former trustee, as aforesaid, shall thereupon become vested in such successor. Such substitute trustee shall not be required to give bond for the faithful performance of his duties unless required by Beneficiary. Such substitute trustee shall be appointed by written instrument duly recorded in the county where the Land is located. Grantor hereby ratifies and confirms any and all acts that the herein named Trustee, or his successor or successors in this trust, shall do lawfully by virtue hereof. Grantor hereby agrees, on behalf of itself and its heirs, executors, administrators and assigns, that the recitals contained in any deed or deeds executed in due form by any Trustee or substitute trustee, acting under the provisions of this instrument, shall be prima facie evidence of the facts recited, and that it shall not be necessary to prove in any court, otherwise than by such recitals, the existence of the facts essential to authorize the execution and delivery of such deed or deeds and the passing of title thereby.

         (d) Trustee shall not be required to see that this Second Priority Deed of Trust is recorded, nor liable for its validity or its priority as a first deed of trust, or otherwise, nor shall Trustee be answerable or responsible for performance or observance of the covenants and agreements imposed upon Grantor or Beneficiary by this Second Priority Deed of Trust or any other agreement. Trustee, as well as Beneficiary, shall have authority in their respective discretion to employ agents and attorneys in the execution of this trust and to protect the interest of the Beneficiary hereunder, and to the extent permitted by law they shall be compensated and all expenses relating to the employment of such agents and/or attorneys, including expenses of litigations, shall be paid out of the proceeds of the sale of the Trust Property conveyed hereby should a sale be had, but if no such sale be had, all sums so paid out shall be recoverable to the extent permitted by law by all remedies at law or in equity.

         (e) At any time, or from time to time, without liability therefor and with 10 days' prior written notice to Grantor, upon written request of Beneficiary and without affecting the effect of this Second Priority Deed of Trust upon the remainder of the Trust Property, Trustee may (i) reconvey any part of the Trust Property, (ii) consent in writing to the making of any map or plat thereof, so long as Grantor has consented thereto, (iii) join in granting any easement thereon, so long as Grantor has consented thereto, or (iv) join in any extension agreement or any agreement subordinating the lien or charge hereof.

              [The balance of this page intentionally left blank.]

         IN WITNESS WHEREOF, this Second Priority Deed of Trust has been duly executed and delivered to Trustee and Beneficiary by Grantor on the date of the acknowledgment attached hereto.

                                                  THRIFTY PAYLESS, INC., a
                                                  California corporation

                                                  by:___________________________
                                                     Name:
                                                     Title:

Attest:

by:____________________________
   Name:
   Title:

                       [NEED LOCAL FORM OF ACKNOWLEDGMENT]

                                                                       Exhibit A
                                                to Second Priority Deed of Trust

                               Description of Land

All that real property situated in the County of Yolo, State of California, described as follows:

PARCEL ONE:

That portion of the Northwest 1/4 of Section 27, Township 10 North, Range 2 East, M.D.B. & M., according to the official plat thereof, lying Easterly of the following described line:

Beginning at a point on the North line of said Northwest 1/4, distant thereon South 89(degrees) 53' 36" East 990.00 feet from the Northwest corner of said Northwest 1/4; running thence South 0(degrees) 23' 45" West, parallel with the West line of said Section 27, 2640 feet, more or less, to the South line of said Northwest 1/4 of Section 27.

Excepting therefrom, that portion thereof lying Easterly of the following described line:

Beginning at a point on the North line of said Northwest 1/4, distant thereon North 89(degrees) 53' 36" West 476.80 feet from the Northeast corner of said Northwest 1/4; running thence South 0(degrees) 25' 11" West 2642.78 feet to the South line of said Northwest 1/4 of Section 27.

PARCEL TWO:

A right of way for road purposes, described as follows:

Beginning at a point on the North line of Section 27, Township 10 North, Range 2 East, M.D.B. & M., according to the official plat thereof, distant South 89 (degrees) 53' 36" East 990 feet from the Northwest corner of said Section 27; running thence South 0(degrees) 23' 45" West, parallel with the West line of said Section 27, 1300 feet; thence North 89(degrees) 53' 36" West 30 feet; thence North 0(degrees) 23' 45" East 1300 feet to a point on the North line of said Section 27; thence South 89(degrees) 53' 36" East 30 feet to the point of beginning.

Street Address:
1755 East Beamer Street]
Woodland, CA 95776.

                                                                       Exhibit B
                                                to Second Priority Deed of Trust

                              Premises Located in a
                            Special Flood Hazard Area

                                      None.

                                                                      Appendix A
                                                to Second Priority Deed of Trust

                              Local Law Provisions.

                                                                      Appendix B
                                                to Second Priority Deed of Trust

                                Definitions Annex